Exhibit 10.1

SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT (the “Contract”) is effective as of the 18th day of February, 2020 (the “Effective Date”), by and between Palm Coast Data Holdco, Inc., a Delaware corporation (“PCDH”), Studio Membership Services, LLC, a Delaware limited liability company (“SMS”), and Palm Coast Data LLC, a Delaware limited liability company (“PCD”).

RECITALS:

WHEREAS, capitalized terms not otherwise defined shall have the meaning specified in Article I of this Contract;

WHEREAS, PCDH and SMS entered into the Membership Interest Purchase Agreement on April 26, 2019;

WHEREAS, SMS owns 100% of the membership interests of PCD;

WHEREAS, in connection with the Membership Interest Purchase Agreement, PCD entered into the Lease Agreement–2 Commerce with TC and the Lease Agreement–11 Commerce with CBH on April 26, 2019;

WHEREAS, PCDH, CBH and TC are Affiliates;

WHEREAS, PCD has not paid rent with respect to the Lease Agreement–2 Commerce and the Lease Agreement–11 Commerce beginning in December 2019;

WHEREAS, TC filed a complaint in the Circuit Court of the Seventh Judicial Circuit in and for Flagler County, Florida (Case No. 2019 CA 000803) (the “TC Lawsuit”) for damages and for the eviction of PCD from Property–2 Commerce as a result of PCD’s failure to pay rent required under the Lease Agreement–2 Commerce;

WHEREAS, CBH filed a complaint in the Circuit Court of the Seventh Judicial Circuit in and for Flagler County, Florida (Case No. 2019 CA 000802) (the “CBH Lawsuit”) for damages and for the eviction of PCD from Property–11 Commerce as a result of PCD’s failure to pay rent required under the Lease Agreement–11 Commerce;

WHEREAS, after the institution of the eviction actions, SMS raised various claims against PCDH with respect to SMS’s acquisition of the membership interests of PCD from PCDH, and

WHEREAS, in connection with such claims, PCDH, SMS and PCD desire to resolve all claims and other matters between the parties and certain of their Affiliates (the “Outstanding Claims”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained hereinbelow, PCDH, SMS and PCD covenant and agree as follows:

ARTICLE I – DEFINITIONS

The following terms have the meanings specified in this Article I:

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“CBH” means Commerce Blvd Holdings LLC, a Florida limited liability company and an Affiliate of PCDH.

“Lease Agreement–2 Commerce” that certain Industrial Lease, dated effective April 26, 2019, by and between TC, as landlord, and PCD, as tenant, for the Property–2 Commerce.

“Lease Agreement–11 Commerce” that certain Industrial Lease, dated effective April 26, 2019, by and between CBH, as landlord, and PCD, as tenant, for the Property–11 Commerce.

“Membership Interest Purchase Agreement” means that certain Membership Interest Purchase Agreement, dated as of April 26, 2019, between PCDH and SMS, with respect to the purchase of all of the membership interests of PCD from PCDH by SMS.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

“Property Closing Date” means the date of closing of the acquisition of Property–11 Commerce by Property Purchaser from CBH pursuant to the Property Purchase Agreement.

“Property Purchase Agreement” means the Purchase Agreement, dated as of the Effective Date, between CBH and Property Purchaser, in the form of Exhibit A hereto, with respect to the purchase of Property–11 Commerce from CBH by Property Purchaser.

“Property Purchaser” means 11 Commerce Blvd Holdings, LLC, a Delaware limited liability company and an Affiliate of PCD and SMS.

“Property–2 Commerce” means the real property known as 2 Commerce Boulevard, Palm Coast, Florida.

“Property–11 Commerce” means the real property known as 11 Commerce Boulevard, Palm Coast, Florida.

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“Settlement Payment Amount” means Nine Hundred Fifty Thousand Dollars ($950,000.00).

“TC” means Two Commerce LLC, a Florida limited liability company and an Affiliate of PCDH.

“Transaction Documents” means this Contract, the Property Purchase Agreement, the Lease Agreement–2 Commerce, the Lease Amendment for Property–2 Commerce (as defined below), the Lease Agreement–11 Commerce, the Lease Amendment for Property–11 Commerce (as defined below), the Note (as defined in the Property Purchase Agreement), the Short Term Promissory Note (as defined below), the Second Mortgage (as defined in the Property Purchase Agreement), the Third Mortgage (as defined below), the Fourth Mortgage (as defined in the Lease Amendment for Property–2 Commerce), the Smithsonian Release Agreement (as defined below), the Release Agreements (as defined below) and any documents, certificates, agreements, exhibits or acknowledgments delivered in connection with any such agreements.

ARTICLE II – SETTLEMENT

PCDH, SMS and PCD hereby agree to settle the Outstanding Claims upon the following terms and to cause each of their applicable Affiliates named below to make the payments below and/or to execute and deliver the documents identified below:

1.	Settlement Payments. PCD shall pay to PCDH the Settlement Payment Amount in cash payments by wire transfer to an account identified by PCDH as follows: (A) Three Hundred Twenty-five Thousand Dollars ($325,000.00) on or before February 18, 2020; (B) One Hundred Thousand Dollars ($100,000.00) on or before February 25, 2020; (C) One Hundred Thousand Dollars ($100,000.00) on or before March 3, 2020; (D) One Hundred Thousand Dollars ($100,000.00) on or before March 10, 2020; and (E) Three Hundred Twenty-five Thousand Dollars ($325,000.00) on or before March 20, 2020.

2.	Property Purchase Agreement. The Property Purchaser shall purchase Property–11 Commerce from CBH pursuant to the Property Purchase Agreement attached as Exhibit A hereto. The Property Purchaser and CBH shall execute the Property Purchase Agreement concurrent with this Contract and deliver it to the Title Company identified therein.

3.	Lease Amendments. As of the Effective Date, the Lease Agreement–2 Commerce shall be amended pursuant to a First Amendment in the form of Exhibit B attached hereto (the “Lease Amendment for Property–2 Commerce”) and the Lease Agreement–11 Commerce shall be amended pursuant to a First Amendment in the form of Exhibit C attached hereto (the “Lease Amendment for Property–11 Commerce”). The parties to Lease Amendment for Property–2 Commerce and the Lease Amendment for Property–11 Commerce shall execute and deliver such Lease Amendment concurrent with this Contract.

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4.	Contribution to Cash Equity. At the closing of the purchase of Property–11 Commerce by Property Purchaser pursuant to the Property Purchase Agreement, if and only if the Settlement Payment Amount had been timely paid by PCD to PCDH on or before March 20, 2020 pursuant to Paragraph 1 of this Article II, PCDH will contribute Nine Hundred Thousand Dollars ($900,000.00) in cash to be credited against Cash Equity (as defined in the Property Purchase Agreement).

5.	Loan by CBH to PCD. On the Property Closing Date, CBH will loan PCD Three Hundred Thousand Dollars ($300,000.00) in cash, which will be evidenced by a promissory note issued on the Property Closing Date by PCD in favor of CBH in the form of Exhibit D attached hereto (the “Short Term Promissory Note”). The Short Term Promissory Note shall be secured by a third lien mortgage on Property–11 Commerce in the form of Exhibit E attached hereto (the “Third Mortgage”).

6.	Affiliate Transactions and Guarantee. Neither PCD nor the Property Purchaser shall make any amendment, waiver or revision to the Lease Agreement–11 Commerce without the express prior written consent of CBH (which consent is in the sole discretion of CBH) until all obligations of SMS, PCD and each Affiliate of SMS or PCD contemplated by this Contract (including the exhibits hereto) have been satisfied and paid-in-full. Furthermore, PCD hereby guarantees and agrees to pay when due all obligations, duties and payments of each of its Affiliates under this Contract (including the exhibits hereto).

7.	Partial Forgiveness of Principal. Assuming neither SMS nor PCD nor any of their Affiliates has defaulted under any of the Transaction Documents through November 1, 2021 (including that all payments due have been timely made under each of the Purchase Money Financing (as defined in the Property Purchase Agreement), the Note (as defined in the Property Purchase Agreement) and the Short Term Promissory Note through November 1, 2021), CBH will forgive Four Hundred Thousand Dollars ($400,000.00) of the principal amount of the Note as of November 1, 2021.

8.	Smithsonian Release Agreement. As of the Effective Date, AMREP Corporation, Liam Lynch, Property Purchaser and PCD shall enter into and deliver to the other parties the Smithsonian Release Agreement in the form of Exhibit F attached hereto (the “Smithsonian Release Agreement”).

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9.	Release of Claims. As of the Effective Date, PCDH and SMS shall, and PCDH and SMS shall cause their respective Affiliates to, enter into the release agreements in the forms of Exhibit G and Exhibit H attached hereto (collectively, the “Release Agreements”). As of the Effective Date, PCD shall provide CBH a Stipulated Judgment of eviction in the form of Exhibit I attached hereto (the “CBH Judgment”). CBH shall hold the CBH Judgment and not file it with the applicable court unless PCD or any of its Affiliates fails to comply with any terms of this Contract (including its Exhibits). If PCD or any of its Affiliates fails to comply with any terms of this Contract (including its Exhibits), CBH shall have the immediate right to file the CBH Judgment with the applicable court and enforce the terms thereof in addition to any and all other remedies provided hereunder for a default. As of the Effective Date, PCD shall provide TC a Stipulated Judgment of eviction in the form of Exhibit J attached hereto (the “TC Judgment”). TC shall hold the TC Judgment and not file it with the applicable court unless PCD or any of its Affiliates fails to comply with any terms of this Contract (including its Exhibits). If PCD or any of its Affiliates fails to comply with any terms of this Contract (including its Exhibits), TC shall have the immediate right to file the TC Judgment with the applicable court and enforce the terms thereof, in addition to any and all other rights or remedies provided hereunder for a default.

10.	Cross Defaults under Transaction Documents. Any default by SMS, PCD or any of their Affiliates under any Transaction Document shall be a default under each of the other Transaction Documents and shall entitle PCDH and each of its Affiliates to any and all rights and remedies contained in each Transaction Document.

ARTICLE III – DEFAULT

In the event any party shall default in the performance of any of such party’s promises, obligations or duties hereunder, the non-defaulting party shall have any and all rights and remedies available for such default at law or in equity, including without limitation the equitable remedies of injunction and specific performance, except as follows: IN NO EVENT SHALL ANY PARTY BE LIABLE UNDER THIS CONTRACT TO ANY OTHER PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, STATUTORY, EXEMPLARY, SPECIAL OR PUNITIVE DAMAGES, INCLUDING ANY DAMAGES FOR BUSINESS INTERRUPTION, DIMINUTION IN VALUE OR LOSS OF USE, DATA, REVENUE OR PROFIT, WHETHER ARISING OUT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, REGARDLESS OF WHETHER SUCH DAMAGES WERE FORESEEABLE AND WHETHER OR NOT THAT PARTY HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHERMORE, NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE, THE LIABILITY OF A PARTY ARISING OUT OF OR RELATED TO THIS CONTRACT OR OTHERWISE TO THE OTHER PARTY OR ANY THIRD PARTY, WHETHER ARISING OUT OF OR RELATED TO BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, SHALL BE LIMITED TO DIRECT PROVABLE DAMAGES ONLY.

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ARTICLE IV - NOTICES

All notices and other communications required or permitted to be given hereunder shall be in writing and shall be delivered to the mailing address set forth below, or such other addresses indicated by one party to the other party in writing from time to time, via (i) receipted overnight delivery, delivery fees prepaid; or (ii) receipted hand delivery:

To SMS and PCD:             Studio Membership Services, LLC

347 West 36th Street, Unit 1300

New York, NY 10018

Attn: Liam Lynch

with a copy to:                   Chad P. Pugatch, Esq.

Rice Pugatch Robinson Storfer & Cohen, PLLC

101 Northeast Third Avenue, Suite 1800

Fort Lauderdale, Florida 33301

To PCDH:                          Palm Coast Data Holdco, Inc.

c/o AMREP Corporation

620 West Germantown Pike, Suite 175

Plymouth Meeting, Pennsylvania 19462

Attn: President

with a copy to:                   Matthew M. Spangler, Esq.

Lastrapes, Spangler & Pacheco, P.A.

333 Rio Rancho Drive, Suite 401

Rio Rancho, New Mexico 87124

Any notice or communication given hereunder shall be deemed to have been given: (i) as of the date of delivery, if hand delivered; or (ii) as the day following the date of delivery to an overnight courier service, if sent by overnight delivery.

ARTICLE V - MISCELLANEOUS PROVISIONS

1.               This Contract contains the entire agreement between PCDH, SMS and PCD and there are no other terms, conditions, promises, understandings, statements or representations, express or implied, concerning the transaction contemplated hereunder. All exhibits attached hereto, or to be attached hereto, are incorporated herein by reference. This Contract shall inure to the benefit of and bind the parties hereto, their personal representatives and successors and assigns. This Contract shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

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2.                PCDH represents and warrants to SMS and PCD that (a) PCDH has full power and authority to enter into this Contract and perform this Contract in accordance with its terms and (b) the individual executing this Contract on behalf of PCDH is authorized to do so and, upon his executing this Contract, this Contract shall be binding and enforceable upon PCDH in accordance with its terms.

3.                Each of SMS and PCD represents and warrants to PCDH that (a) each of SMS and PCD has full power and authority to enter into this Contract and perform this Contract in accordance with its terms and (b) the individual executing this Contract on behalf of SMS and PCD is authorized to do so and, upon executing this Contract, this Contract shall be binding and enforceable on SMS and PCD in accordance with its terms.

4.                The waiver of any breach of this Contract by either party shall not constitute a waiver of any subsequent breach either of the same or another provision of this Contract. If any of the provisions of this Contract shall be held by a court of competent jurisdiction to be unenforceable, the remaining provisions of this Contract, as the case may be, shall not be affected thereby.

4.                This Contract may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Contract delivered by facsimile, e-mail or other means of electronic transmission (to which a signed PDF copy is attached) shall be deemed to have the same legal effect as delivery of an original signed copy of this Contract. Each party may copy this completed Contract for electronic storage in a non-editable format, at which time the paper form of this Contract may be destroyed. Each party agrees that following the electronic storage of this Contract, any hardcopy printout of that electronically stored information will constitute an original of this Contract.

5.                For purposes of this Contract, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) “may” means has the right, but not the obligation to do something and “may not” means does not have the right to do something; (c) “will” and “shall” are expressions of command and not merely expressions of future intent or expectation; (d) “written” or “in writing” is used for emphasis in certain circumstances, but that will not derogate from the general application of the notice requirements set forth in Article IV in those and other circumstances; (e) singular use of words shall include the plural and vice versa; (f) use of a specific gender imports the other gender(s); (g) unless the context expressly provides otherwise, any approval, determination, election or authorization required to be obtained from a party shall be at such party’s sole discretion; (h) any reference to a number of days shall refer to calendar days and any reference to “month” shall refer to “calendar month;” (i) the word “or” is not exclusive; and (j) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Contract as a whole. Unless the context otherwise requires, references herein: (x) to Paragraphs, Articles and Exhibits refer to the Paragraphs and Articles of, and Exhibits attached to, this Contract; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (z) to any law means such law as amended, modified, codified, replaced or reenacted. The Exhibits referred to herein shall be construed with, and as an integral part of, this Contract to the same extent as if they were set forth verbatim herein. All remedies, rights, undertakings, obligations, and agreements contained in this Contract shall be cumulative, and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party. The headings in this Contract are for reference only and shall not affect the interpretation of this Contract. The parties intend that each representation, warranty, acknowledgment, agreement and covenant contained herein shall have independent significance. If any party has breached any representation, warranty, acknowledgment, agreement or covenant contained herein in any respect, the fact that there exists another representation, warranty, acknowledgment, agreement or covenant relating to the same subject matter (regardless of the relative levels of specificity) that the party has not breached shall not detract from or mitigate the fact that the party is in breach of such representation, warranty, acknowledgment, agreement or covenant.

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6.                Time is of the essence in the performance of this Contract.

7.                Nothing contained herein is intended to create, nor shall it ever be construed to make, PCDH, SMS and PCD partners or joint venturers.

8.                 If either party shall be required to employ an attorney to enforce or defend the rights of such party hereunder, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs from the other party. The prevailing party shall be the party who receives substantially the relief sought, whether by judgment, summary judgment, dismissal, settlement or otherwise.

9.                SMS and PCD shall not assign this Contract or its rights hereunder without the prior written consent of PCDH.

10.             The parties hereto each acknowledge having had full opportunity to consult with counsel of their choice before executing this Contract.

11.             The parties hereto understand and agree this settlement is the compromise of disputed claims, and the agreements and payments set forth herein are not to be construed as admissions of liability by any party, which liability is expressly denied.

12.             Each party is solely responsible for any tax consequences it may incur by taking the action set forth in this Contract.

[Signatures on following pages]

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IN WITNESS WHEREOF, the parties have executed this Contract as of the Effective Date.

Palm Coast Data Holdco, Inc.

By:	/s/ Christopher V. Vitale
Name: Christopher V. Vitale
Title: President

Studio Membership Services, LLC

By:	/s/ Ciaran Casey
Name: Ciaran Casey
Title: Manager

Palm Coast Data LLC

By:	/s/ Ciaran Casey
Name: Ciaran Casey
Title: Manager

Agreed and acknowledged with respect to Paragraph 6 of Article II of the Contract:

11 Commerce Blvd Holdings, LLC

By:	/s/ Ciaran Casey
Name: Ciaran Casey
Title: Manager

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EXHIBIT A TO SETTLEMENT AGREEMENT

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (the “Contract”) is effective as of the 18th day of February, 2020 (the “Effective Date”), by and between COMMERCE BLVD HOLDINGS LLC, a Florida limited liability company (the “Seller”), and 11 COMMERCE BLVD HOLDINGS, LLC, a Delaware limited liability company (the “Purchaser”).

RECITALS:

WHEREAS, Seller is the owner of that certain improved real property, containing an approximately 143,151 square foot building and other improvements located thereon, which is more particularly described on Exhibit A attached hereto and made a part hereof (the “Property”); and

WHEREAS, Seller hereby agrees to sell and convey to Purchaser, and Purchaser hereby agrees to purchase and take from Seller, the Property upon the terms and conditions stated hereinbelow.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained hereinbelow, Seller and Purchaser covenant and agree as follows:

ARTICLE I - SALE OF THE PROPERTY

Seller agrees to sell, and Purchaser agrees to purchase, the Property subject to the terms and conditions set forth hereinbelow. Purchaser shall purchase the Property on or before the Closing Date (as defined below).

ARTICLE II - PURCHASE PRICE

1.       The purchase price for the Property shall be Twelve Million Five Hundred Thousand Dollars ($12,500,000.00) (the “Base Price”). In the event the closing of the Property does not occur on the Scheduled Closing Date (as defined below), the Purchaser shall pay an additional Per Diem Amount (as defined below) multiplied by the number of days between (i) the Scheduled Closing Date and (ii) the later of the (a) the actual date of closing of the Property, including the day of such closing or (b) the actual date the full Purchase Price (as defined below) is received by the Title Company with respect to such closing, including the day of such receipt of the Purchase Price. For the purposes of this Contract, the “Per Diem Amount” shall mean the Base Price multiplied by twelve percent (12.0%) and then divided by three hundred sixty-five (365). The Base Price and the Per Diem Amount, if any, shall be hereinafter referred to as the “Purchase Price”.

2.       At the Closing Date (as defined below) under this Contract, Purchaser shall pay the Purchase Price as follows:

A.                 Cash. At least Ten Million One Hundred Twenty-five Thousand Dollars ($10,125,000.00) (the “Cash Purchase Price”) of the Purchase Price shall be paid to Seller in cash by wire transfer or certified funds at closing from the following sources: (i) at least Two Million Dollars ($2,000,000.00) (the “Cash Equity”) of new cash equity from the Purchaser; and (ii) the remainder of the Cash Purchase Price may be provided by third-party financing secured by a lien on the Property (the “Purchase Money Financing”).

B.                 Promissory Note. Two Million Three Hundred Seventy-five Thousand Dollars ($2,375,000.00) of the Purchase Price shall be evidenced by a Promissory Note issued by Purchaser in favor of Seller at closing in the form of Exhibit B attached hereto (the “Note”). The Note shall be secured by a second mortgage on the Property in the form of Exhibit C attached hereto (the “Second Mortgage”). The Second Mortgage shall be subject only to the Purchase Money Financing. Purchaser hereby represents, warrants and covenants to Seller that, for so long as any indebtedness (including principal, interest or other amounts under the Note) from Purchaser to Seller or from Palm Coast Data, LLC, a Florida limited liability company (“PCD”) and an affiliate of Purchaser, to Seller or Two Commerce LLC, a Florida limited liability company (“TCLLC”), remains outstanding, (i) Purchaser shall not charge PCD, and PCD shall not pay, Base Rent (as defined in the Lease Agreement–11 Commerce (as defined below) as it exists on the Effective Date) for the Property in excess of Seventy Five Thousand Dollars ($75,000.00) per month and (ii) in no event shall any lien (including the Purchase Money Financing) upon the Property (except in favor of Seller or TCLLC) exceed the sum of Eight Million One Hundred Twenty-five Thousand Dollars ($8,125,000.00) (a “Prohibited Lien”); provided that, in the event any Prohibited Lien is filed or claimed against the Property because of work done for or materials furnished to or for the benefit of Purchaser, then, in addition to any other obligations PCD may have pursuant to the terms of the Lease Agreement–11 Commerce, Purchaser shall cause the Prohibited Lien to be fully discharged from the Property within five (5) days after receiving notice of said lien.

ARTICLE III - CLOSING DATE

The closing shall take place at the offices of Wotitzky, Wotitzky, Ross, McKinley & Young, P.A., c/o Edward L. Wotitzky, Esq., 1107 W. Marion Avenue, Unit 111, Punta Gorda, Florida 33950; Telephone: (941) 639-2171; Email: ewotitzky@wotitzkylaw.com (hereinafter the “Title Company”) on or before April 17, 2020 (the “Closing Date”). Regardless of the day upon which the actual closing occurs, the “Scheduled Closing Date” shall be April 17, 2020. Time is of the essence with regard to the closing.

ARTICLE IV - CLOSING COSTS AND PROCEDURES

1.       Purchaser agrees to pay: (i) the cost of the Title Binder (as defined below), (ii) the cost of an owner’s fee policy of title insurance in the form contemplated herein in the amount equal to the Purchase Price, insuring fee simple title to the Property in Purchaser, containing no exceptions other than those not timely objected to by Purchaser or for which Purchaser has waived its objections as contemplated by Article V hereinbelow (the “Title Policy”), (iii) the Title Company’s closing fees, (iv) the cost of any documentary stamps in connection with the closing, including for the Special Warranty Deed, Purchase Money Financing, Second Mortgage and Third Mortgage; provided that, Seller shall be responsible for one-half of any documentary stamps in connection with the Special Warranty Deed, (v) its financing costs (if any); (vi) any recording fees attributable to Purchaser and (vii) any taxes related to any of the foregoing. At the closing, Seller shall pay: (a) the cost of any recording fees attributable to Seller that are not required to be paid by Purchaser pursuant to the prior sentence and (b) one-half of any documentary stamps in connection with the Special Warranty Deed. Each party shall pay its own attorneys’ fees. All real property ad valorem taxes and assessments against the Property shall be paid by Purchaser. Rent and any other amounts payable to landlord under that certain Industrial Lease, dated effective April 26, 2019 (as amended, the “Lease Agreement–11 Commerce”), by and between Seller, as landlord, and PCD, as tenant, for the Property shall not be prorated and shall be retained by Seller. If the parties make any errors or omissions in the closing prorations or if they subsequently determine any dollar amount prorated to be incorrect, each agrees, upon written notice from the other after the closing, to make any adjustment necessary to correct the error, including payment of any amount to the other then determined to be owing. All other closing costs shall be split equally between the parties.

2.       At the closing, the parties hereto agree to deliver the following:

A.       Seller shall deliver:

(i)                 A Special Warranty Deed to Purchaser for the Property substantially in the form of Exhibit D attached hereto.

(ii)               A non-foreign affidavit made pursuant to Section 1445 of the Internal Revenue Code;

(iii)            A mechanics lien affidavit in a form acceptable to the Title Company for Purchaser’s deletion of the mechanics lien exception from the Title Policy with regard to the Property;

(iv)             Possession of the Property subject to the Lease Agreement–11 Commerce; and

(v)               A “Gap” affidavit affirming no matters are pending which could give rise to a lien that would attach to the Property prior to the recordation of the deed to Purchaser.

B.        Purchaser shall deliver to Seller:

(i)               the full Cash Purchase Price;

(ii)              the Note executed by Purchaser;

(iii)            the Second Mortgage executed by Purchaser;

(iv)             the Third Mortgage (as defined in the First Amendment to Lease amending that certain Industrial Lease, dated effective April 26, 2019 (as amended, the “Lease Agreement–2 Commerce”), by and between TCLLC, as landlord, and PCD, as tenant, for the real property known as 2 Commerce Boulevard, Palm Coast, Florida) executed by Purchaser; and

C.                   Seller and Purchaser shall both execute and deliver:

(i)                 A closing statement evidencing their agreement with the computations of and adjustments to the Purchase Price;

(ii)              An agreement of assignment by Seller and assumption by Purchaser of the Lease Agreement–11 Commerce substantially in the form of Exhibit E attached hereto (the “Assignment Agreement”); and

(iii)            Such other and further documents as may be necessary to complete the transaction contemplated herein.

ARTICLE V - TITLE BINDER

Within five (5) days after the Effective Date, Seller shall furnish to Purchaser a title insurance commitment (the “Title Binder”) issued by the Title Company showing good, indefeasible title in fee simple to the Property in Seller and committing to issue an ALTA Owner’s Title Policy to Purchaser, such Title Binder to specify all exceptions to title, including easements, liens, encumbrances, restrictions, conditions or covenants affecting the Property, together with copies of all such exceptions In the event any exceptions appear on the Title Binder that are not reasonably acceptable to Purchaser (referred to as “Objections”), Purchaser shall notify Seller in writing of such Objections within five (5) days after Purchaser’s receipt of the Title Binder. If Purchaser does not so notify Seller of any Objections within said period, all Objections shall be waived and Purchaser shall be deemed to have accepted the Title Binder. If Purchaser does so notify Seller of any Objections within said period, Seller may deliver a written notice (a “Response”) to Purchaser within five (5) days after Seller’s receipt of the Objections, which Response shall state whether or not Seller shall cure the Objections (and the failure to provide such notice within five (5) days after Seller’s receipt of the Objections shall be deemed to constitute an election of Seller not to effect any such cure). In the event Seller is unable or unwilling to cure such title Objections prior to the Closing Date, Purchaser may either terminate this Contract by written notice to Seller and the Title Company within fifteen (15) days after the Effective Date, or Purchaser shall be deemed to have accepted such title as Seller is able or willing to deliver and the contingency contained in this Article V shall be forever waived. In the event of termination of this Contract by Purchaser pursuant to the terms of this Article V, the parties shall have no further rights or obligations hereunder, except for those which expressly survive any such termination. At or after closing, Purchaser shall receive from the Title Company an ALTA Owner’s Title Policy in conformity with the Title Binder (to the extent approved by Purchaser) and including an exception for the Lease Agreement–11 Commerce. Those title exceptions in the Title Binder which the Purchaser has accepted or are deemed accepted by Purchaser pursuant to this Article V shall be the “Permitted Exceptions”.

ARTICLE VI - DUE DILIGENCE PERIOD

As an affiliate of PCD and as PCD and the member(s), managers and officers of Purchaser and PCD are regularly involved in managing the Property pursuant to the Lease Agreement–11 Commerce, Purchaser is fully familiar with the Property and does not require any due diligence inquiry with regard to the Property. Purchaser is relying solely on its own investigation of the Property and not on any information (other than the express representations contained in Paragraphs 1 and 2 of Article VII below) provided or to be provided by Seller. The sale of the Property as provided for herein is made on an “as is”, “where is” basis as of the closing.

Purchaser may terminate this Purchase Agreement at any time on or before March 23, 2020 if Purchaser is unable to obtain a commitment for financing in the amount of the Purchase Money Financing at an annual interest rate as of the date of such commitment of not more than 5.5% (whether on a fixed or floating rate basis), a principal amortization period of not less than 25 years and a term of not less than 10 years. Purchaser shall exert its best efforts in pursuing, applying for and obtaining such a commitment for financing. In the event that Purchaser does not provide notice of its election to exercise its right to terminate this Purchase Agreement pursuant to this paragraph on or before March 23, 2020, this financing contingency shall be deemed waived by Purchaser.

ARTICLE VII - SELLER’S
REPRESENTATIONS, WARRANTIES, COVENANTS AND DISCLAIMER

Seller represents and warrants to Purchaser as of the Effective Date that to the actual knowledge of Seller’s President as of the Effective Date, without independent inquiry and without review of any files:

1.       There are no claims, actions, suits, condemnation actions, or other proceedings pending or threatened by any entity, that may materially and adversely affect Seller’s ability to perform its obligations under this Contract.

2.       The individual executing this Contract on behalf of Seller is authorized to do so and, upon his executing this Contract, this Contract shall be binding and enforceable upon Seller in accordance with its terms.

The representations and warranties of Seller contained in this Article VII are true and correct as of the Effective Date. Except for the express representations contained in Paragraphs 1 and 2 of this Article VII, and except for any warranties of title contained in the deed to be delivered by Seller at the closing, Seller hereby specifically disclaims any warranty, guaranty or representation, oral or written, past, present or future, including any warranty, guaranty or representation of, as to or concerning: (i) the nature and condition of the Property, including (A) the water, soil and geology, utility availability, access, zoning and the suitability thereof and (B) for any and all activities and uses which Purchaser may elect to conduct thereon; (ii) the nature and extent of any right-of-way, lease, possession, lien, encumbrance, license, reservation, condition or otherwise, (iii) the compliance of the Property or its operation with any laws, ordinances or regulations of any governmental authority or other body and (iv) whether or not there has been any generation, location, transportation, storage, treatment, discharge, disposal or release upon or under the Property of any “pollutant” subject to regulation under the Resource Conservation and Recovery Act (as amended by the Hazardous and Solid Waste Amendments of 1984), or the Comprehensive Environmental Response, Compensation and Liability Act (as amended by the Superfund amendments and Reauthorization Act of 1986). As an affiliate of PCD and as PCD and the member(s), managers and officers of Purchaser and PCD are regularly involved in managing the Property pursuant to the Lease Agreement–11 Commerce, Purchaser is relying solely on its own investigation of the Property and not on any information provided or to be provided by Seller. Purchaser further acknowledges that the information provided and to be provided with respect to the Property was obtained from a variety of sources and Seller (A) has not made any independent investigation or verification of such information and (B) other than the express representations made herein, makes no representations as to the accuracy or completeness of such information. The sale of the Property as provided for herein is made on an “as is”, “where is” basis as of the closing. Purchaser expressly acknowledges that Seller makes no warranty or representation, express or implied, or arising by operation of law, including any warranty of condition, habitability, merchantability or fitness for a particular purpose, with respect to the Property.

ARTICLE VIII - PURCHASER REPRESENTATIONS

Purchaser represents and warrants to Seller as of the Effective Date that:

1.                       Purchaser has full power and authority to enter into this Contract and perform this Contract in accordance with its terms. The individual executing this Contract on behalf of Purchaser is authorized to do so and, upon executing this Contract, this Contract shall be binding and enforceable on Purchaser in accordance with its terms.

2.                       Except as expressly provided in this Contract, Purchaser has not in the past and will not in the future pay any consideration whatsoever to any individual or entity (including any employee, officer, contractor, agent or other representative of Seller) in connection with this transaction.

The representations and warranties of Purchaser contained in this Article VIII shall survive closing, shall not be subject to the doctrine of merger, and Seller’s remedies for a breach of such representations shall not be limited by Article XI hereinbelow.

ARTICLE IX - NOTICES

All notices and other communications required or permitted to be given hereunder shall be in writing and shall be delivered to the mailing address set forth below, or such other addresses indicated by one party to the other party in writing from time to time, via (i) receipted overnight delivery, delivery fees prepaid; or (ii) receipted hand delivery:

To Purchaser:	11 Commerce Blvd Holdings, LLC
347 West 36th Street, Unit 1300
New York, NY 10018
Attn: Liam Lynch

with a copy to:	Chad P. Pugatch, Esq.
Rice Pugatch Robinson Storfer & Cohen, PLLC
101 Northeast Third Avenue, Suite 1800
Fort Lauderdale, Florida 33301

Robert Forman, Esq.
Robert S. Forman, P.A.
8201 Peters Rd., Suite 1000
Fort Lauderdale, Florida 33324-3266

Michael Kean, Esq.
Loren & Kean Law
7111 Fairway Dr. Suite 302
Palm Beach Gardens, Florida 33418-4206

To Seller:	Commerce Blvd Holdings LLC
c/o AMREP Corporation
620 West Germantown Pike, Suite 175
Plymouth Meeting, Pennsylvania 19462
Attn: President

with a copy to:	Edward L. Wotitzky, Esq.
Wotitzky, Wotitzky, Ross, McKinley & Young, P.A.
1107 W. Marion Avenue, Unit 111
Punta Gorda, Florida 33950

And	Matthew M. Spangler, Esq.
Lastrapes, Spangler & Pacheco, P.A.
333 Rio Rancho Drive, Suite 401
Rio Rancho, New Mexico 87124

To Title Company:	Edward L. Wotitzky, Esq.
Wotitzky, Wotitzky, Ross, McKinley & Young, P.A.
1107 W. Marion Avenue, Unit 111
Punta Gorda, Florida 33950

Any notice or communication given hereunder shall be deemed to have been given: (i) as of the date of delivery, if hand delivered; or (ii) as the day following the date of delivery to an overnight courier service, if sent by overnight delivery.

ARTICLE X - MISCELLANEOUS PROVISIONS

1.                This Contract contains the entire agreement between Seller and Purchaser and there are no other terms, conditions, promises, understandings, statements or representations, express or implied, concerning the transaction contemplated hereunder. All exhibits attached hereto, or to be attached hereto, are incorporated herein by reference. This Contract shall inure to the benefit of and bind the parties hereto, their personal representatives and successors and assigns. This Contract shall be governed by and construed in accordance with the internal laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction).

2.                  The waiver of any breach of this Contract by either party shall not constitute a waiver of any subsequent breach either of the same or another provision of this Contract. If any of the provisions of this Contract shall be held by a court of competent jurisdiction to be unenforceable, the remaining provisions of this Contract, as the case may be, shall not be affected thereby.

3.                  The parties represent that neither has dealt with a broker in this transaction and that no brokerage commission is due as a result of this Contract or the closing contemplated herein. In the event a commission is claimed, the party which dealt with the claimant shall indemnify, defend, and hold the other party harmless from said claim. This indemnification shall include reasonable attorneys’ fees and costs. This Paragraph 3 shall survive the closing and shall not be subject to the doctrine of merger.

4.                  This Contract may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Contract delivered by facsimile, e-mail or other means of electronic transmission (to which a signed PDF copy is attached) shall be deemed to have the same legal effect as delivery of an original signed copy of this Contract. Either party may copy this completed Contract for electronic storage in a non-editable format, at which time the paper form of this Contract may be destroyed. Each party agrees that following the electronic storage of this Contract, any hardcopy printout of that electronically stored information will constitute an original of this Contract.

5.                  Except as expressly stated otherwise in this Contract, the representations and warranties contained in this Contract shall survive the closing of the Property for a period of twelve (12) months following the Closing Date and shall not be subject to the doctrine of merger. Purchaser and Seller agree that any action brought regarding an alleged breach of any warranty or representation by Seller contained in this Contract or under any documents delivered at closing including the Special Warranty Deed must be brought within twelve (12) months from the Closing Date or else Purchaser has no right of action.

6.                  The sale and purchase provided for herein shall be effective as of, and possession of the Property (subject to the Lease Agreement–11 Commerce) shall be surrendered by Seller to Purchaser on, the Closing Date.

7.                  For purposes of this Contract, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) “may” means has the right, but not the obligation to do something and “may not” means does not have the right to do something; (c) “will” and “shall” are expressions of command and not merely expressions of future intent or expectation; (d) “written” or “in writing” is used for emphasis in certain circumstances, but that will not derogate from the general application of the notice requirements set forth in Article IX in those and other circumstances; (e) singular use of words shall include the plural and vice versa; (f) use of a specific gender imports the other gender(s); (g) unless the context expressly provides otherwise, any approval, determination, election or authorization required to be obtained from a party shall be at such party’s sole discretion; (h) any reference to a number of days shall refer to calendar days and any reference to “month” shall refer to “calendar month;” (i) the word “or” is not exclusive; and (j) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Contract as a whole. Unless the context otherwise requires, references herein: (x) to Paragraphs, Articles and Exhibits refer to the Paragraphs and Articles of, and Exhibits attached to, this Contract; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (z) to any law means such law as amended, modified, codified, replaced or reenacted. The Exhibits referred to herein shall be construed with, and as an integral part of, this Contract to the same extent as if they were set forth verbatim herein. All remedies, rights, undertakings, obligations, and agreements contained in this Contract shall be cumulative, and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party. The headings in this Contract are for reference only and shall not affect the interpretation of this Contract. The parties intend that each representation, warranty, acknowledgment, agreement and covenant contained herein shall have independent significance. If any party has breached any representation, warranty, acknowledgment, agreement or covenant contained herein in any respect, the fact that there exists another representation, warranty, acknowledgment, agreement or covenant relating to the same subject matter (regardless of the relative levels of specificity) that the party has not breached shall not detract from or mitigate the fact that the party is in breach of such representation, warranty, acknowledgment, agreement or covenant.

8.                  Time is of the essence in the performance of this Contract.

9.                  Nothing contained herein is intended to create, nor shall it ever be construed to make, Seller and Purchaser partners or joint venturers.

10.                If either party shall be required to employ an attorney to enforce or defend the rights of such party hereunder, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs from the other party. The prevailing party shall be the party who receives substantially the relief sought, whether by judgment, summary judgment, dismissal, settlement or otherwise.

11.               This Contract shall constitute escrow instructions to the Title Company, together with such modifications thereto as may be made by supplemental escrow instructions.

12.                Purchaser shall not assign this Contract or its rights hereunder without the prior written consent of Seller.

13.               The parties agree that the Property does not include any personal property owned by Seller or otherwise except to the extent such personal property is attached to the Property as a fixture.

14.               If by any reason of any acts or circumstances beyond the reasonable control of either party, including acts of God, flood, fire, earthquake, tornadoes, hurricanes, explosion, embargoes, governmental actions and regulations, war, invasion or hostilities (whether war is declared or not), terrorist threats or acts, riot, civil unrest, national emergency, revolution, insurrection, epidemic, lock-outs, labor shortages, strikes or other labor disputes (whether or not relating to either party’s workforce), restraints or delays affecting carriers or inability or delay in obtaining supplies of adequate or suitable materials, materials or telecommunication breakdown or power outage, either party is prevented from complying with any term or condition of this Contract, then while so prevented the term or condition shall be suspended and the party shall be relieved of the obligation of complying with such term or condition and shall not be liable for damages for failure to comply with it. Unless otherwise specifically stated herein, any obligation of either party shall be extended for as long as it is so prevented from complying with any condition or term in this Contract; provided that, in no event shall any term or provision of this Paragraph 14 be applicable to or extend the due date for any payment required by this Contract.

15.                Purchaser acknowledges and agrees that Seller may close the Property as part of a like-kind exchange (the “Exchange”) pursuant to §1031 of the Internal Revenue Code of 1986, as amended (the “Code”) and Purchaser agrees to cooperate with such Exchange, if necessary; provided that, the closing shall not be delayed or affected by reason of the Exchange nor shall the consummation or accomplishment of the Exchange be a condition precedent or condition subsequent to Seller’s obligations under this Contract. Purchaser shall not by this Contract or acquiescence to the Exchange (i) have its rights under this Contract affected or diminished in any manner, or (ii) be responsible for compliance with or be deemed to have warranted to Seller that the Exchange in fact complies with § 1031 of the Code. Seller shall be responsible for any additional closing costs resulting from the Exchange.

16.               Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

17.               Title Company undertakes to perform only such duties as are expressly set forth in this Contract and no implied duties or obligations shall be read into this Contract against Title Company. Title Company is also the law firm representing Seller. In the event of a dispute between the parties, the parties consent to Title Company’s continuing to represent Seller, notwithstanding the fact that it also shall have the duties provided for in this Contract. Title Company may act in reliance on any writing or instrument or signature that it, in good faith, believes to be genuine; may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument; and may assume that any person purporting to give any writing, notice, advice or instructions in connection with the provisions of this Contract has been duly authorized to so do. Title Company shall not be liable in any manner for the sufficiency or correctness as to form, manner and execution, or validity of any instrument deposited in escrow, or as to the identity, authority or right of any person executing the same; and its duties under this Contract shall be limited to those provided in this Contract. Unless Title Company discharges any of its duties under this Contract in a grossly negligent manner or is guilty of willful misconduct with regard to its duties under this Contract, the parties shall indemnify Title Company and hold it harmless from any and all claims, liabilities, losses, actions, lawsuits or proceedings at law or in equity, or other expenses, fees or charges of any character or nature, that it may incur or with which it may be threatened by reason of its acting as title company under this Contract; and in such connection shall indemnify Title Company against any and all expenses including reasonable attorneys’ fees and the cost of defending any action, lawsuit or proceedings or resisting any claim in such capacity. Title Company shall be vested with a lien on all property deposited under this Contract for indemnification, for reasonable attorneys’ fees and court cost, for any lawsuit, interpleader, or otherwise, or any other expense, fees, or charges of any character or nature, that may be incurred by Title Company in its capacity as title company by reason of disputes arising between the parties to this Contract as to the correct interpretation of this Contract and instructions given to Title Company under this Contract, or otherwise, with the right of Title Company, regardless of any instructions, to hold the property deposited in escrow until and unless such additional expenses, fees and charges shall be fully paid. If the parties (including Title Company) shall be in disagreement about the interpretation of this Contract, or about their respective rights and obligations, or the propriety of any actions contemplated by Title Company, Title Company may, but shall not be required to, file an action in interpleader to resolve the disagreement. Title Company shall be indemnified for all costs and reasonable attorneys’ fees in its capacity as title company in connection with any such interpleader action and shall be fully protected in suspending all or part of its activities under this Contract until a final judgment in the interpleader action is received. Title Company may consult with counsel of its own choice and shall have full and complete authorization and protection in accordance with the opinion of such counsel. Title Company shall otherwise not be liable for any mistakes of fact or errors of judgment, or for any act or omissions of any kind unless caused by its gross negligence or willful misconduct. Title Company may resign upon 30 days’ written notice to Seller and Purchaser. If a successor title company is not appointed jointly by Seller and Purchaser within the 30-day period, Title Company may petition a court of competent jurisdiction to name a successor.

18.              The Seller’s obligations in this Agreement are wholly contingent upon PCD not being in default under that certain Settlement Agreement of even date (the “Settlement Agreement”) herewith between PCD and Palm Coast Data Holdco, Inc., a Delaware corporation. In the event that PCD defaults under the Settlement Agreement, Seller shall have the right to terminate this Agreement and/or pursue any and all other remedies for a default by Purchaser allowed hereunder.

ARTICLE XI - DEFAULT

1.       In the event Purchaser shall default in performing Purchaser’s obligations hereunder, Seller shall give Purchaser written notice of such default and a fifteen (15) day right to cure the default (“Purchaser Cure Period”); provided that, if the default relates to Purchaser’s obligation to close on the purchase of the Property, the Purchaser Cure Period shall be only three (3) days. In the event Purchaser does not cure the default within the Purchaser Cure Period, Seller shall be entitled to one or more of the following remedies in Seller’s sole discretion: (i) to waive the contractual obligations of Purchaser in writing; (ii) to extend the time for performance by such period of time as may be mutually agreed upon in writing by the parties hereto; (iii) to terminate this Contract; and/or (iv) Seller may enforce the right and remedy of specific performance and require Purchaser to purchase the Property. In the event of Purchaser’s default after the Closing Date of any of its covenants in this Contract which survive closing, or under any documents delivered at closing, which default continues for more than fifteen (15) days after written notice of such default from Seller, Seller will be entitled to pursue its actual and direct damages (including reasonable attorneys’ fees and expenses).

2.       Except as expressly stated otherwise in this Contract, in the event Seller shall default in performing Seller’s obligations hereunder, Purchaser shall give Seller written notice of such default and a fifteen (15) day right to cure the default (“Seller Cure Period”); provided that, if the default relates to Seller’s obligation to close on the sale of the Property, the Seller Cure Period shall be only three (3) days. In the event Seller does not cure the default within the Seller Cure Period, Purchaser shall be entitled to one or more of the following remedies in Purchaser’s sole discretion: (i) to waive the contractual obligations of Seller in writing; (ii) to extend the time for performance by such period of time as may be mutually agreed upon in writing by the Parties hereto; (iii) to terminate this Contract and the parties shall have no further rights or obligations pursuant to this Contract, except for those which expressly survive any such termination; and/or (iv) Purchaser may enforce the right and remedy of specific performance against the Seller. In the event of Seller’s default after the Closing Date of any of its covenants in this Contract which survive closing, or under any documents delivered at closing including the Special Warranty Deed, which default continues for more than fifteen (15) days after written notice of such default from Purchaser, Purchaser will be entitled to pursue its actual and direct damages (including reasonable attorneys’ fees and expenses) subject to the other terms and provisions of this Article XI; provided that, Purchaser shall have no right to bring any action under this Contract or under any documents delivered at closing including the Special Warranty Deed for any reason whatsoever after the first anniversary of the Closing Date.

3.       Purchaser shall not be entitled to recover for any claims, damages or losses due to Seller’s default hereunder or otherwise (“Losses”), except to the extent that the aggregate amount of any such Losses exceeds $5,000.00 in the aggregate, at which point Seller will be obligated to pay Purchaser for all such Losses in excess of $5,000.00 in the aggregate, subject to the other terms and provisions of this Article XI. Purchaser shall not be entitled to recover any Losses in an aggregate amount in excess of the amount equal to the Base Price minus the principal amount of the Note on the date of issuance.

4.       IN NO EVENT SHALL EITHER PARTY BE LIABLE UNDER THIS CONTRACT OR UNDER ANY DOCUMENTS DELIVERED AT CLOSING (INCLUDING THE SPECIAL WARRANTY DEED) TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, STATUTORY, EXEMPLARY, SPECIAL OR PUNITIVE DAMAGES, INCLUDING ANY DAMAGES FOR BUSINESS INTERRUPTION, DIMINUTION IN VALUE OR LOSS OF USE, DATA, REVENUE OR PROFIT, WHETHER ARISING OUT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, REGARDLESS OF WHETHER SUCH DAMAGES WERE FORESEEABLE AND WHETHER OR NOT THAT PARTY HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHERMORE, NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE, THE LIABILITY OF A PARTY ARISING OUT OF OR RELATED TO THIS CONTRACT OR OTHERWISE TO THE OTHER PARTY OR ANY THIRD PARTY, WHETHER ARISING OUT OF OR RELATED TO BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, SHALL BE LIMITED TO DIRECT PROVABLE DAMAGES ONLY.

5.       The amount which either party is required to pay to, for or on behalf of the other party pursuant to this Article XI shall be adjusted (including retroactively) by any indemnity, contribution or other similar payment actually recovered by or on behalf of the other party in reduction of the related Losses and by any insurance proceeds available to or on behalf of the other party in reduction of the related Losses. Each party agrees to use its best efforts to pursue and collect on any recovery with respect to any Losses available under any insurance policies or any indemnity, contribution or other right of recovery (other than pursuant to this Article XI). If a party shall have received from the other party or the other party shall have had paid on its behalf a payment in respect of any Losses under this Article XI and the first party shall subsequently receive insurance proceeds or other payment in respect of such Losses, then such party shall pay to the other party the amount of such insurance proceeds or other payment or, if lesser, the amount of the original payment made by the other party to or on behalf of the first party in respect of such Losses. To the extent that a party is entitled to any damages pursuant to this Article XI, the other party shall be entitled to exercise, and shall be subrogated to, any rights and remedies (including rights of indemnity, rights of contribution and other rights of recovery) that the first party may have to insurance policies or similar contracts with respect to which the first party is a beneficiary. Each party shall take such actions as the other party may reasonably request for the purpose of enabling the other party to perfect or exercise the other party’s right of subrogation under this Paragraph 5. Neither party shall be liable to any insurance company for any reimbursement amounts paid by any insurance company to the other party and the other party’s insurer shall have no right of subrogation against the first party. Notwithstanding any other term of this Contract to the contrary, Purchaser’s sole remedy with regard to a defect in Seller’s title to the Property shall be to seek reimbursement under the Title Policy and Seller shall have no liability whatsoever for any such title defect. Purchaser hereby waives and relinquishes any right to subrogation which might be included in said Title Policy. Notwithstanding anything to the contrary in this Paragraph 5, this Paragraph 5 shall not apply to any default by Purchaser relating to, with respect to or in connection with Purchaser’s obligation to close on the purchase of the Property.

6.       Purchaser acknowledges and agrees that its sole and exclusive rights and remedies with respect to any and all matters arising out of, relating to or connected with this Contract or the Property shall be pursuant to the provisions set forth in this Article XI. In furtherance of the foregoing, Purchaser hereby waives, from and after the Effective Date, any and all rights, remedies, claims and causes of action arising out of, relating to or connected with this Contract or the Property except pursuant to the provisions set forth in this Article XI. This Article XI shall survive the closing and shall not be subject to the doctrine of merger.

[Signatures on following pages]

IN WITNESS WHEREOF, the parties have executed this Contract as of the Effective Date.

Signed, Sealed and Delivered in the Presence of:	SELLER:

COMMERCE BLVD HOLDINGS LLC
a Florida limited liability company

/s/ Adrienne Uleau
Adrienne Uleau	By:	/s/ Christopher V. Vitale
Printed name of first witness		Christopher V. Vitale, President

/s/ James M. McMonagle	Date of Execution:	February 18, 2020
James M. McMonagle
Printed name of second witness

PURCHASER:

11 COMMERCE BLVD HOLDINGS, LLC
a Delaware limited liability company

/s/ Marie Norman
Marie Norman	By:	/s/ Ciaran Casey
Printed name of first witness		Ciaran Casey, Manager

/s/ Harry Casey	Date of Execution:	February 18, 2020
Harry Casey
Printed name of second witness

EXHIBIT A TO PURCHASE AGREEMENT

LEGAL DESCRIPTION OF PROPERTY

The following described property located in Flagler County, Florida:

Lots 3, 4, 5 and 6, Amended Subdivision Map of Wynnfield Section 27, in PINE LAKES INDUSTRIAL PARK, according to the map or plat thereof as recorded in Plat Book 27, Page 1, Public Records of Flagler County, Florida.

EXHIBIT B TO PURCHASE AGREEMENT

Promissory Note

PROMISSORY NOTE

$2,375,000.00	__________, 2020

FOR VALUE RECEIVED, the undersigned (the “Maker”) hereby promises to pay to COMMERCE BLVD HOLDINGS LLC, a Florida limited liability company (the “Payee”), whose address is c/o AMREP Corporation, 620 West Germantown Pike, Suite 175, Plymouth Meeting, Pennsylvania 19462, by wire transfer to _______________ for credit to Payee’s Account No. ______________, or at such other place or places as the Payee or the holder hereof may designate from time to time, the principal sum of TWO MILLION THREE HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($2,375,000.00) (the “Principal”), together with interest as herein provided, in United States Dollars. This promissory note (the “Note”) will govern the terms of the repayment.

1.                   Interest. Interest on the unpaid Principal balance under this Note shall accrue at a floating interest rate adjusted on the first day of each month equal to the Wall Street Journal prime interest rate (“WSJ Prime”) plus two percent (2.0%). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed. Interest shall begin to accrue and be payable from the date of this Note and shall continue to accrue and be payable until this Note is paid in full.

2.                   Repayments of Principal and Interest. From the date of this Note until March 1, 2021, Maker shall make monthly interest-only payments to Payee on the first day of each calendar month beginning on April 1, 2020. Beginning on April 1, 2021 and continuing thereafter, Maker shall make monthly payments on the first day of each calendar month of principal and interest to Payee based upon an amortization period equal to twenty-four (24) years. All outstanding principal and accrued interest shall be due and payable in full on March 27, 2030 (the “Maturity Date”). On the Maturity Date, Maker shall pay to Payee all principal then outstanding, together with all then accrued and unpaid interest.

3.                   Assignment. Maker shall not assign its obligations or rights under this Note without the prior written consent of Payee, which consent may be withheld in Payee’s sole discretion.

4.                   Binding Effect. All of the terms and provisions of this Note shall be binding upon Maker and its successors and permitted assigns, whether so expressed or not.

5.                   Partial Payment. Acceptance by Payee of any payment in an amount less than the amount due shall be deemed an acceptance on account only and shall not constitute a waiver of any right of Payee hereunder.

6.                   Prepayment. This Note may be prepaid in whole or in part at any time without penalty or premium. Except as otherwise set forth in this Note, all payments and prepayments hereunder shall be applied first to any costs or expenses of the Payee incurred in connection with enforcing this Note, then to interest and then to principal.

7.                   Default Rate. From and after the Maturity Date or from and after the occurrence of an Event of Default hereunder, irrespective of any declaration of maturity, all amounts remaining unpaid or thereafter accruing hereunder shall bear interest at the rate of fifteen percent (15%) per annum, or if greater, the maximum rate allowed by law (such higher rate, the “Default Rate”). Such Default Rate of interest shall be payable upon demand, and shall also be charged on the amounts owed by Maker to Payee pursuant to any judgments entered in favor of Payee with respect to this Note.

8.                   Late Charge. In the event that any installment of principal or interest required to be made by Maker under this Note shall not be received by Payee within fifteen (15) days after its due date, Maker shall pay to Payee, on demand, a late charge equal to the greater of $500.00 or twelve percent (12%) of such delinquent installment. The foregoing right is in addition to, and not in limitation of, any other rights which Payee may have upon Maker’s failure to make timely payment of any amount due hereunder.

9.                   Intent Not to Commit Usury. Nothing contained in this Note shall be construed or so operate as to require Maker to pay interest at a greater rate than is now lawful in such case to contract for, or to make any payment, or to do any act contrary to law. Should any interest or other charges paid by Maker in connection with this Note result in the computation or earning of interest in excess of the maximum legal rate of interest which is legally permitted under applicable law, then any and all such excess shall be and the same is hereby waived by Payee, and any and all such excess shall be automatically credited against and in reduction of the balance due under this Note, and the portion of said excess which exceeds the balance due under this Note shall be paid by Payee to Maker.

10.               Amendment. The provisions of this Note may not be amended, supplemented, waived or changed orally, but only by a writing signed by Maker and Payee and making specific reference to this Note.

11.               Governing Law. This Note shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Florida without regard to principles of conflicts of laws.

12.               Jurisdiction and Venue. Any civil action or legal proceeding arising out of or relating to this Note shall be brought in the courts of record of the State of Florida. Each party consents to the jurisdiction of such Florida court in any such civil action or legal proceeding and waives any objection to the laying of venue of any such civil action or legal proceeding in such court. Service of any court paper may be effected on such party by mail, or in such other manner as may be provided under applicable laws, rules of procedure or local rule.

13.               Enforcement Costs. Maker shall pay all fees and expenses incurred by Payee in the enforcement or attempt to enforce any of Maker’s obligations hereunder not performed when due, including without limitation, reasonable attorneys’ and paraprofessional fees, sales and use taxes, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, taxes, costs and expenses incident to arbitration, litigation, appellate, bankruptcy and post-judgment proceedings), incurred in connection with such collection, in addition to any other relief to which Payee may be entitled. Attorneys’ fees shall include, without limitation, paralegal fees, investigative fees, administrative costs, sales and use taxes and all other similar charges and fees.

2

14.               Advice of Counsel. MAKER ACKNOWLEDGES THAT MAKER HAS BEEN ENCOURAGED TO BE ADVISED BY ITS OWN COUNSEL WITH RESPECT TO THE TRANSACTION GOVERNED BY THIS NOTE, AND SPECIFICALLY WITH RESPECT TO THE TERMS OF SECTION 15 WHICH CONCERNS THE WAIVER OF EACH PARTY’S RIGHT TO TRIAL BY JURY, AND MAKER HAS EITHER DONE SO OR KNOWINGLY DECLINED TO DO SO.

15.               Jury Waiver. IN ANY CIVIL ACTION, COUNTERCLAIM, OR PROCEEDING, WHETHER AT LAW OR IN EQUITY, WHICH ARISES OUT OF, CONCERNS, OR RELATES TO THIS NOTE, ANY AND ALL TRANSACTIONS CONTEMPLATED BY THIS NOTE, THE PERFORMANCE OF THIS NOTE, OR THE RELATIONSHIP CREATED BY THIS NOTE, WHETHER SOUNDING IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, TRIAL SHALL BE TO A COURT OF COMPETENT JURISDICTION AND NOT TO A JURY. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS NOTE WITH ANY COURT, AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THIS NOTE OF THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. NEITHER PARTY HAS MADE OR RELIED UPON ANY ORAL REPRESENTATIONS TO OR BY ANY OTHER PARTY REGARDING THE ENFORCEABILITY OF THIS PROVISION. EACH PARTY HAS READ AND UNDERSTANDS THE EFFECT OF THIS JURY WAIVER PROVISION.

16.               Waivers. Maker hereby waives demand, presentment, notice of nonpayment, notice of dishonor, protest and notice of protest of this Note.

17.               Taxes Due. Any documentary stamp taxes or other taxes due in connection with this Note shall be paid by Maker.

18.               Security: This Note is secured by a mortgage on the real property legally described on Exhibit “A” attached hereto and made a part hereof.

19.               Entire Agreement. This Note constitutes the complete agreement between the parties and supersedes all prior communications and agreements (oral or written) between Maker and Payee with respect to the subject matter hereof and may not be modified or otherwise amended except as set forth in Section 10 of this Note.

[Signature on following page]

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MAKER:

11 Commerce Blvd Holdings, LLC, a Delaware limited liability company

By:
Name:
Its:

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Exhibit “A”

Legal Description of Real Property

The following described property located in Flagler County, Florida, to-wit:

Lots 3, 4, 5 and 6, Amended Subdivision Map of Wynnfield Section 27, in PINE LAKES INDUSTRIAL PARK, according to the map or plat thereof as recorded in Plat Book 27, Page 1, Public Records of Flagler County, Florida.

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EXHIBIT C TO PURCHASE AGREEMENT

Second Mortgage

MORTGAGE DEED AND SECURITY AGREEMENT

This Mortgage Deed and Security Agreement (“Mortgage”) is made the ____ day of ___________, 2020, by and between 11 Commerce Blvd Holdings, LLC, a Delaware limited liability company, whose mailing address is c/o Studio Membership Services, LLC, 347 West 36th Street, Unit 1300, New York, NY 10018, Attn: Liam Lynch (the “Mortgagor”), and COMMERCE BLVD HOLDINGS LLC, a Florida limited liability company, whose address is c/o AMREP Corporation, 620 West Germantown Pike, Suite 175, Plymouth Meeting, Pennsylvania 19462 (the “Mortgagee”).

WITNESSETH:

Mortgagor is indebted to Mortgagee in the principal sum of TWO MILLION THREE HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($2,375,000.00), together with interest thereon, as evidenced by that certain Promissory Note of even date herewith, executed by Mortgagor and delivered to Mortgagee (the “Note”).

To secure the performance by Mortgagor of all covenants and conditions in the Note and in this Mortgage and in all other instruments securing the Note and to secure any additional advances, renewals and extensions thereof, and for and in consideration of the sum of Ten and No/100 Dollars ($10.00), Mortgagor does hereby mortgage, sell, pledge and assign to Mortgagee the real property legally described in Exhibit “A” attached hereto (the “Real Property”), together with all the improvements now or hereafter erected on the Real Property, and all easements, appurtenances, fixtures, and Mortgagor’s right, title and interest in all furnishings, equipment, goods, chattels and personal property now or hereafter delivered to the Real Property and installed thereon or intended to be installed thereon, and all renewals or replacements thereof or articles in substitution thereof and all of the estate, right, title and interest of Mortgagor in and to all property of any nature whatsoever, now or hereafter situated and used on the Real Property or used or intended to be used in connection with the operation of the Real Property (all of the foregoing being hereinafter referred to as the “Property”).

TO HAVE AND TO HOLD all and singular the Property hereby conveyed, mortgaged, pledged or assigned by the Mortgagor, or intended so to be, unto the Mortgagee, in fee simple.

And the Mortgagor covenants with the Mortgagee that the Mortgagor has full power and lawful right to convey the Property as aforesaid; that the same is free from all encumbrances, and that Mortgagor hereby fully warrants the title to the Property and will defend the same against the lawful claims of all persons whomsoever.

PROVIDED ALWAYS, that if Mortgagor shall pay to Mortgagee the amounts due under the Note at the times and in the manner stipulated therein, and in all other instruments securing the Note, including renewals, extensions or modifications thereof, and in this Mortgage and in all other instruments securing the Note, to be kept, performed or observed by Mortgagor, then this Mortgage shall cease and be void, but shall otherwise remain in full force and effect.

Mortgagor covenants and agrees with Mortgagee as follows:

1.                  Compliance with Note and Mortgage; Warranty of Title. Mortgagor shall comply with all provisions of the Note, this Mortgage and of every other instrument securing the Note, and will promptly pay to Mortgagee the principal with interest thereon and all other sums required to be paid by Mortgagor under the Note and pursuant to the provisions of this Mortgage and of every other instrument securing the Note. Mortgagor covenants that Mortgagor has good marketable, legal and equitable title to the Property in fee simple free and clear of all liens, pledges, charges, mortgages, and claims other than any in favor of Mortgagee, except liens for current taxes not yet due and payable and that certain first Mortgage of even date herewith by and between Mortgagor and [ ] in the maximum principal amount of Eight Million One Hundred Twenty-five Thousand and No/100ths Dollars ($8,125,000.00); that Mortgagor has lawful authority to convey, mortgage and encumber the same as provided in this Mortgage; and that Mortgagee may peaceably and quietly enjoy the Property. This Mortgage is a second priority mortgage.

2.                  Payment of Taxes and Liens. Mortgagor shall pay or cause to be paid all the taxes, assessments, levies, liabilities, obligations and encumbrances of every nature now on the Property or that hereafter may be imposed, levied or assessed upon this Mortgage or the Property or upon the indebtedness secured hereby. All such payments shall be made prior to delinquency. Insofar as any indebtedness is of record the same shall be promptly satisfied and evidence of such satisfaction shall be given to Mortgagee.

3.                  Insurance. Mortgagor shall keep the Real Property and the improvements now existing or hereafter erected on the Real Property and any of the Property located on the Real Property insured as may be required from time to time by Mortgagee against loss by fire, other hazards, including floods or flooding, and contingencies in such amounts and for such periods as may be reasonably required by Mortgagee, but in an amount not less than the amount Mortgagor is indebted under this Mortgage and the first Mortgage referenced in Paragraph 1 above. Mortgagor shall pay promptly, or cause to be paid promptly, when due, any premiums on such insurance. All insurance shall be carried with companies licensed to sell insurance in the State of Florida and the policy and renewals shall name Mortgagee as an additional insured. In the event of loss, Mortgagor shall give immediate notice by mail to Mortgagee and Mortgagee may make proof of loss if not made promptly by Mortgagor. If the cost of repair is twenty-five percent (25%) or less of the appraised value of the improvements on the Real Property and the damage from the loss can be fully repaired in less than nine (9) months from the date of loss, the Mortgagor shall make a full repair of the damage, the insurance proceeds shall be applied by Mortgagee to the cost of the repair of the improvements damaged and the Mortgagor shall promptly pay any additional amounts necessary to complete such repair; or (ii) if the cost of repair exceeds twenty-five percent (25%) of the appraised value of the improvements on the Real Property or the damage from the loss cannot be fully repaired in less than nine (9) months from the date of loss, the insurance proceeds or any part thereof may be applied by Mortgagee at its option either to the reduction of the indebtedness hereby secured or to the restoration or repair of the property damaged. Mortgagee is hereby authorized, at its option, to settle and compromise any claims, awards, damages, rights of action and proceeds, and any other payment or relief under any insurance policy in the event of foreclosure of this Mortgage or other transfer of title to the Property in extinguishment of the indebtedness secured hereby. Upon the execution of this Mortgage, Mortgagor shall deliver to Mortgagee a certificate of insurance with respect to the Property, in form and substance satisfactory to Mortgagee. Until the loan evidenced by the Note is paid in full, Mortgagor shall provide to Mortgagee evidence satisfactory to Mortgagee that the insurance coverages have been renewed as appropriate, and continue in full force and effect.

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4.                  Compliance with Law and Regulations. Mortgagor shall comply with all laws, ordinances, regulations and orders of all federal, state, municipal and other governmental authorities relating to the Property.

5.                  Condemnation. If the Property or any part thereof shall be taken through condemnation (which term when used herein shall include any taking by any governmental authority or any other authority authorized by the laws of the State of Florida or the United States of America to so take, and any transfer by sale in lieu thereof), Mortgagee shall be entitled to all compensation awards, damages, claims, rights of action and proceeds of, or on account of the taking up to the amount owed by Mortgagor to Mortgagee under the Note and this Mortgage at the time of such taking. Mortgagor shall be entitled to any award or damages in excess of the amount owed by Mortgagor to Mortgagee under the Note and this Mortgage at the time of such taking. Mortgagee is hereby authorized, at its option, to commence, appear in and prosecute, in its own or Mortgagor’s name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation awards, damages, claims, rights of action and proceeds, and any other payments or relief, and the right thereto, are hereby assigned by Mortgagor to Mortgagee to the extent Mortgagor owes Mortgagee any sums under the Note or this Mortgage. Mortgagee may release any monies so received by it without affecting the lien of this Mortgage or may apply the same in such manner as Mortgagee shall determine, to the reduction of the sums secured hereby and to any prepayment charge provided in the Note, this Mortgage or any other instrument securing the Note. Any balance of such monies then remaining shall be paid to Mortgagor. Mortgagor agrees to execute such further assignments or any compensations, awards, damages, claims, rights of action and proceeds as Mortgagee may reasonably require.

6.                  Care of Property. Mortgagor shall not remove or demolish any building or other property forming a part of the Property without the written consent of Mortgagee. Mortgagor shall not permit, commit, or suffer any waste, impairment or deterioration of the Property or any part thereof, and shall keep the same and improvements thereon in good condition and repair. Mortgagor shall notify Mortgagee in writing within ten (10) days of any damage or impairment of the Property. Mortgagee may, at Mortgagee’s discretion, have the Property inspected (at Mortgagor’s sole cost and expense) at any time.

7.                  Mortgagee’s Right to Make Certain Payments. In the event Mortgagor fails to pay or discharge or cause to pay or discharge the taxes, assessments, levies, liabilities, obligations and encumbrances, or fails to keep the Property insured or to deliver the policies, premiums paid, or there is a legal proceeding which may affect Mortgagee’s rights in the property, or Mortgagor fails to repair the Property as herein agreed or fails to perform any covenant or agreement contained in this Mortgage or the Note, Mortgagee may at its option pay or discharge the taxes, assessments, levies, liabilities, and obligations and encumbrances or any part thereof, to produce and pay for such insurance or to make and pay for such repairs, defend such legal proceeding or correct the breach of the covenant or agreement. Mortgagee shall have no obligations on its part to determine the validity or necessity of any payment thereof and any such payment shall not waive or affect any option, lien equity or right of Mortgagee under or by virtue of this Mortgage. The full amount of each and every such payment shall be immediately due and payable and shall bear interest at the rate of fifteen percent (15%) per annum, or if greater, the maximum rate allowed by law, from the date thereof until paid and together with such interest, shall be secured by the lien of this Mortgage. Nothing herein contained shall be construed as requiring Mortgagee to advance or expend monies for any of the purposes mentioned in this paragraph.

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8.                  Indemnity. Mortgagor shall protect, indemnify and save harmless Mortgagee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses, including without limitation reasonable attorneys’ and paraprofessionals’ fees and expenses, including those incurred on appeal, and in any and all post-judgment, arbitration or bankruptcy proceedings, imposed upon, or incurred by, or asserted against Mortgagee, by reason of (a) ownership of this Mortgage, Mortgagor’s ownership of the Property, or any interest therein, or receipt of any rents; (b) any accident, injury to, or on or about the Property; or (c) any failure on the part of Mortgagor to perform, or comply with, any of the terms of this Mortgage. Any amounts payable to Mortgagee by reason of the application of this paragraph shall become immediately due and payable and shall bear interest at the rate of fifteen percent (15%) per annum, or if greater, the maximum rate allowed by law, from the date loss or damage is sustained by Mortgagee until paid. The obligations of the Mortgagor under this paragraph shall survive any termination or satisfaction of this Mortgage.

9.                  Sale or Assignment. Mortgagor, so long as the Note or any other indebtedness secured by this Mortgage remains unpaid, will abstain from and will not cause or permit any sale, exchange, transfer or conveyance of the Property or any part thereof, voluntarily or by operation of law (other than by foreclosure under this Mortgage). Mortgagor shall not create, suffer or permit to be created or filed against the Property, or any part thereof or interest therein, any mortgage lien or other lien, charge or encumbrance, either superior or inferior to the lien of this Mortgage without the express written consent of Mortgagee. Any violation of the foregoing limitations, at the option of Mortgagee, shall be deemed an Event of Default hereunder. Mortgagor will not: (a) execute an assignment of the rents, issues and profits, or any part thereof, from the Property unless such assignment is to Mortgagee; (b) execute any lease of the Property without the prior written approval of Mortgagee; provided that Mortgagee shall not withhold its consent to a commercially reasonable lease of the Property; or (c) in any other manner impair the value of the Property or the security of this Mortgage. The rights of the Mortgagor hereunder, if any, may not be assigned and may not be enforced by any other person, firm or entity whether by operation of law or otherwise.

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10.              Event of Default. Any one of the following shall constitute an event of default:

A.                Failure by Mortgagor to pay as and when due and payable, any installments of principal due under the Note.

B.                 Failure by Mortgagor to pay as and when due and payable, any installments of interest under the Note or any other sums to be paid by Mortgagor hereunder or under any other instrument securing the Note, after five (5) days prior written notice of default and opportunity to cure.

C.                 Failure by Mortgagor to duly keep, perform and observe any other covenant, condition or agreement in the Note, this Mortgage, or any other instrument securing the Note after thirty (30) days prior written notice of default and opportunity to cure.

D.                If Mortgagor: (i) files a voluntary petition in bankruptcy, or (ii) is adjudicated bankrupt or insolvent, or (iii) files any petition or answer seeking or acquiescing in any reorganization, readjustment, liquidation, dissolution or similar relief under any law relating to bankruptcy, insolvency or other relief for debtors, or (iv) seeks to, consents to or acquiesces in the appointment of any trustee, receiver, master or liquidator for herself/himself or for the Property, or (v) makes any general assignment for the benefit of creditors, or (vi) makes any admission in writing of the inability to pay her/his debts generally as they become due, or (vii) a court of competent jurisdiction enters an order, judgment or decree approving a petition filed against Mortgagor, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or (viii) any trustee, receiver or liquidator of Mortgagor or of the Property or of any or all of the rents, revenues, issues, earnings, profits or income thereof, is appointed without the prior written consent of Mortgagee, which appointment shall remain unvacated and unstayed for an aggregate of sixty (60) days whether or not consecutive.

E.                 Any breach of any warranty or material untruth of any representation of Mortgagor contained in the Note, this Mortgage, or any other instrument securing the Note.

F.                  The conveyance, transfer, assignment, lease, further encumbrance of or any other alienation of the Property.

11.              Acceleration. If an event of default shall have occurred, Mortgagee may declare the outstanding principal amount of the Note and the interest accrued thereon, and all other sums secured hereby, to be due and payable immediately. Upon such declaration, such principal and interest and other sums shall immediately be due and payable without demand or notice.

12.              Remedies after Default. Upon an event of default, Mortgagee may proceed by suit or suits at law or in equity or by any other appropriate proceeding or remedy to: (a) enforce payment of the Note or the performance of any term hereof or any other right, (b) foreclose this Mortgage and to sell the Property under the judgment or decree of a court or courts of competent jurisdiction, (c) collect all rents, issues, profits, revenue, income and other benefits from the Property, if any, (d) appoint a receiver to enter upon and take possession of the Property and to collect any rents, issues, profits, revenue, income, and other benefits thereof and apply the same as a court may direct and such receiver shall have all rights and powers permitted under law, and (e) pursue any other remedy available to Mortgagee at law or in equity.

13.              Environmental Laws and Hazardous Substances.

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As used in this Paragraph: (a) “Hazardous Substances” are those substances defined as toxic or hazardous substances, pollutants, or wastes by Environmental Law and the following substances: gasoline, kerosene, other flammable or toxic petroleum products, toxic pesticides and herbicides, volatile solvents, materials containing asbestos or formaldehyde, and radioactive materials; (b) “Environmental Law” means federal laws and laws of the jurisdiction where the Property is located that relate to health, safety or environmental protection; (c) “Environmental Cleanup” includes any response action, remedial action, or removal action, as defined in Environmental Law; and (d) an “Environmental Condition” means a condition that can cause, contribute to, or otherwise trigger an Environmental Cleanup.

Except in accordance with all applicable Environmental Laws, Mortgagor shall not cause or permit the presence, use, disposal, storage, or release of any Hazardous Substances, or threaten to release any Hazardous Substances, on or in the Property. Mortgagor shall not do, nor allow anyone else to do, anything affecting the Property (a) that is in violation of any Environmental Law, (b) which creates an Environmental Condition, or (c) which, due to the presence, use, or release of a Hazardous Substance, creates a condition that adversely affects the value of the Property.

Mortgagor shall promptly give Mortgagee written notice of (a) any investigation, claim, demand, lawsuit or other action by any governmental or regulatory agency or private party involving the Property and any Hazardous Substance or Environmental Law of which Mortgagor has actual knowledge, (b) any Environmental Condition, including but not limited to, any spilling, leaking, discharge, release or threat of release of any Hazardous Substance, and (c) any condition caused by the presence, use or release of a Hazardous Substance which adversely affects the value of the Property. If Mortgagor learns, or is notified by any governmental or regulatory authority, or any private party, that any removal or other remediation of any Hazardous Substance affecting the Property is necessary, Mortgagor shall promptly take all necessary remedial actions in accordance with Environmental Law. Nothing herein shall create any obligation on Mortgagee for an Environmental Cleanup.

14.       Security Agreement. By this Mortgage, Mortgagor grants to Mortgagee a security interest in favor of Mortgagee under the State of Florida Uniform Commercial Code in any tangible and intangible personal property herein described, and Mortgagee shall also have all the rights and remedies of a secured party under the State of Florida Uniform Commercial Code, without limitation upon or derogation of the rights and remedies created and accorded to Mortgagee by this Mortgage pursuant to the common law or any other laws of the State of Florida or any other jurisdiction, it being understood that the rights and remedies of Mortgagee under the State of Florida Uniform Commercial Code shall be cumulative and in addition to all other rights and remedies of Mortgagee arising under the common law or any other laws of the State of Florida or any other jurisdiction. Mortgagor authorizes Mortgagee to file, at its option, any UCC-1 Financing Statement to perfect such security interest in any required jurisdiction and any amendment which could be required in the future to add collateral or an additional Debtor.

15.       No Waiver. No delay or omission of Mortgagee or of any holder(s) of the Note to exercise any right, power or remedy accruing upon any event of default shall exhaust or impair any such right, power or remedy or shall be construed to waive any event of default or to constitute acquiescence therein.

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16.              Severability and Savings Clause. In the event that any of the covenants, terms or provisions contained in the Note, this Mortgage, or any other instrument securing the Note shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein and in the Note and any other instrument securing the Note shall be in no way affected, prejudiced or disturbed thereby.

17.              Non-Exclusive Remedies. No right, power or remedy conferred upon or reserved to Mortgagee by the Note, this Mortgage or any other instrument securing the Note is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the Note or any other instrument securing the Note, or hereafter existing at law, in equity, or by statute.

18.              Binding Effect. The terms of this Mortgage shall be binding upon the Mortgagor and its successors and assigns, and shall inure to the benefit of Mortgagee and its successors and assigns.

19.              Attorneys’ Fees. The term “attorneys’ fees” as used in this Mortgage includes any and all legal fees of whatever nature, including but not limited to fees resulting from any appeal of any interlocutory order or final judgment or any other appellate proceeding arising out of any litigation.

20.              Time of the Essence. Time is of the essence as to each provision of the Note and this Mortgage which requires Mortgagor to take any action within a specified time period.

21.              WAIVER OF TRIAL BY JURY. MORTGAGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS MORTGAGE, THE NOTE, OR ANY OF THE OTHER LOAN DOCUMENTS, THE LOAN OR ANY OTHER STATEMENTS OR ACTIONS OF MORTGAGOR OR MORTGAGEE. MORTGAGOR ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS MORTGAGE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. MORTGAGOR FURTHER ACKNOWLEDGES THAT (i) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (ii) THIS WAIVER IS A MATERIAL INDUCEMENT FOR MORTGAGEE TO MAKE THE LOAN, ENTER INTO THIS MORTGAGE AND EACH OF THE OTHER LOAN DOCUMENTS, AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF SUCH OTHER LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

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IN WITNESS WHEREOF, this instrument has been executed as of the date first above written.

Signed, sealed and delivered	11 Commerce Blvd Holdings, LLC,
in the presence of:	a Delaware limited liability company

By:
Print Name:	Name:
Its:

Print Name:

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STATE OF FLORIDA	)
: ss:
COUNTY OF FLAGLER	)

The foregoing instrument was acknowledged before me this _____ day of _________, 2020, by ________________, as ____________ of 11 Commerce Blvd Holdings, LLC, a Delaware limited liability company, on behalf of said limited liability company, who is personally known to me.

Notary Public – State of Florida
Printed Name:
(Notary Seal)	My Commission Expires:
Commission No.:

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Exhibit “A”

Legal Description of Real Property

The following described property located in Flagler County, Florida, to-wit:

Lots 3, 4, 5 and 6, Amended Subdivision Map of Wynnfield Section 27, in PINE LAKES INDUSTRIAL PARK, according to the map or plat thereof as recorded in Plat Book 27, Page 1, Public Records of Flagler County, Florida.

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EXHIBIT D TO PURCHASE AGREEMENT

Special Warranty Deed

COMMERCE BLVD HOLDINGS LLC, a Florida limited liability company (“Grantor”), for consideration paid, grants to 11 Commerce Blvd Holdings, LLC, a Delaware limited liability company (“Grantee”), whose address is c/o Studio Membership Services, LLC, 347 West 36th Street, Unit 1300, New York, NY 10018, Attn: Liam Lynch, the following described real estate in Flagler County, Florida (the “Property”), with special warranty covenants:

Lots 3, 4, 5 and 6, Amended Subdivision Map of Wynnfield Section 27, in PINE LAKES INDUSTRIAL PARK, according to the map or plat thereof as recorded in Plat Book 27, Page 1, Public Records of Flagler County, Florida.

This conveyance is given and accepted subject to: (i) the permitted exceptions set forth on Exhibit A attached hereto and incorporated herein; (ii) laws, regulations, resolutions or ordinances, including, without limitation, building, zoning and environmental protection, as to the use, occupancy, subdivision, development, conversion or redevelopment of the Property imposed by any governmental authority; (iii) taxes; (iv) any and all existing leases applicable to the Property or any portion thereof; and (v) all matters of record.

Grantee understands and by acceptance of this Deed agrees that Grantee’s sole remedy with regard to a defect in Grantor’s title to the Property shall be to seek reimbursement under the applicable title insurance policy delivered to Grantee in connection with the sale of the Property from Grantor to Grantee. Grantor shall have no liability whatsoever under this Deed for any defect in Grantor’s title to the Property.

IN WITNESS WHEREOF, the Grantor has executed this document as of the ______ day of ____________, 2020.

Signed, Sealed and Delivered in the Presence of:	GRANTOR:

COMMERCE BLVD HOLDINGS LLC
a Florida limited liability company

By:
Printed name of first witness	Christopher V. Vitale, President

Printed name of second witness

COMMONWEALTH OF PENNSYLVANIA		)
) ss.
COUNTY OF MONTGOMERY	)

This instrument was acknowledged before me on ____________, 2020, by Christopher V. Vitale, President of Commerce Blvd Holdings LLC, a Florida limited liability company, on behalf of said company.

Notary Public

My commission expires:

2

Exhibit A

To Special Warranty Deed

The Permitted Exceptions

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EXHIBIT E TO PURCHASE AGREEMENT

ASSIGNMENT OF LEASE

THIS ASSIGNMENT OF LEASE (“Assignment”) is dated for reference purposes __________, 2020 (the “Effective Date”), by and between COMMERCE BLVD HOLDINGS LLC, a Florida limited liability company (“Assignor”), and 11 COMMERCE BLVD HOLDINGS, LLC, a Delaware limited liability company (“Assignee”).

WHEREAS, Assignor entered into a certain Industrial Lease, dated effective April 26, 2019 (the “Lease”), by and between Assignor, as landlord, and Palm Coast Data, LLC, a Florida limited liability company (“Tenant”), as tenant, by which Assignor has leased the property described on Attachment 1 to this Assignment (the “Property”) and certain improvements located thereon to Tenant, pursuant to the terms thereof; and

WHEREAS, the Assignor wishes to assign the Lease to Assignee, and Assignee wishes to assume the obligations of Assignor under the Lease.

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby assigns to Assignee, and Assignee hereby assumes all obligations and liabilities of Assignor under the Lease. Assignee agrees to indemnify and save Assignor harmless from any and all costs, expenses, and liabilities, including reasonable attorneys’ fees, with respect to all obligations of the landlord under the Lease.

This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Assignment delivered by facsimile, e-mail or other means of electronic transmission (to which a signed PDF copy is attached) shall be deemed to have the same legal effect as delivery of an original signed copy of this Assignment. Either party may copy this completed Assignment for electronic storage in a non-editable format, at which time the paper form of this Assignment may be destroyed. Each party agrees that following the electronic storage of this Assignment, any hardcopy printout of that electronically stored information will constitute an original of this Assignment.

[Signatures on following pages]

EFFECTIVE as of the date set forth above.

ASSIGNOR:

COMMERCE BLVD HOLDINGS LLC,
a Florida limited liability company

By:
Christopher V. Vitale, President

COMMONWEALTH OF PENNSYLVANIA	)
) ss.
COUNTY OF MONTGOMERY	)

This instrument was acknowledged before me this ____ day of ___________________________, 2020, by Christopher V. Vitale, President of Commerce Blvd Holdings LLC, a Florida limited liability company.

Notary Public

My commission expires:

2

ASSIGNEE:

11 Commerce Blvd Holdings, LLC
a Delaware limited liability company

By:
________________________, Manager

ACKNOWLEDGMENT

STATE OF FLORIDA	)
) ss.
COUNTY OF FLORIDA	)

This instrument was acknowledged before me this ____ day of ____________________, 2020, by ______________________, Manager of 11 Commerce Blvd Holdings, LLC, a Delaware limited liability company.

Notary Public

My commission expires:

3

Attachment 1

To Assignment of Lease

Legal Description

The following described property located in Flagler County, Florida:

Lots 3, 4, 5 and 6, Amended Subdivision Map of Wynnfield Section 27, in PINE LAKES INDUSTRIAL PARK, according to the map or plat thereof as recorded in Plat Book 27, Page 1, Public Records of Flagler County, Florida.

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EXHIBIT B TO SETTLEMENT AGREEMENT

LEASE AMENDMENT FOR PROPERTY- 2 COMMERCE

FIRST AMENDMENT TO INDUSTRIAL LEASE

THIS FIRST AMENDMENT (the “First Amendment”) is made and entered into as of the 18th day of February, 2020 (the “Date Hereof”), by and between TWO COMMERCE LLC, a Florida limited liability company (“Landlord”), and PALM COAST DATA LLC, a Delaware limited liability company (“Tenant”). 11 COMMERCE BLVD HOLDINGS, LLC, a Delaware limited liability company (“Purchaser”), is also executing this First Amendment to evidence its agreement to the terms of this First Amendment.

WHEREAS, Landlord and Tenant entered into an Industrial Lease dated April 26, 2019 (the “Lease”) for certain real property located at 2 Commerce Boulevard, Palm Coast, Florida, and more particularly described in the Lease (the “Leased Premises”);

WHEREAS, concurrent with this First Amendment, Palm Coast Data Holdco, Inc., a Delaware corporation (“PCDH”), Studio Membership Services, LLC, a Delaware limited liability company (“SMS”), and Tenant, are entering into a Settlement Agreement, dated as of the Date Hereof (the “Settlement Agreement”), to settle various claims between the parties and their affiliates;

WHEREAS, concurrent with this First Amendment, Commerce Blvd Holdings LLC, a Florida limited liability company (“Seller”), and Purchaser are entering into a Purchase Agreement, dated as of the Date Hereof (the “Purchase Agreement”), for the purchase of the real property located at 11 Commerce Boulevard, Palm Coast, Florida (the “Eleven Commerce Property”);

WHEREAS, PCDH, Seller and Landlord are affiliates;

WHEREAS, SMS, Tenant and Purchaser are affiliates;

WHEREAS, Tenant has agreed to amend the Lease and make certain other agreements benefitting Landlord and Tenant; and

WHEREAS, Landlord is willing to amend the Lease and enter into certain other agreements as contained in this First Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained hereinbelow, Landlord and Tenant agree and covenant as follows:

1.              Definitions. Capitalized terms used but not defined in this First Amendment have the meanings given to them in the Lease.

2.              Amendment. The Lease is hereby amended as follows:

A.       Effective if and only if PCDH has timely received from Tenant the Settlement Payment in full in strict accordance with the payment schedule set forth in Paragraph 1 of Article II of the Settlement Agreement:

(a) Notwithstanding anything to the contrary in the Lease, Tenant shall timely pay all lease payments due and payable under the Lease starting on June 1, 2020 (without taking into account any grace or cure periods).

(b) Notwithstanding anything to the contrary in the Lease (including without limitation Section 3.1(b) and the language in the Basic Lease Information under “Initial Additional Monthly Rent Estimate”), Tenant shall have no obligation to make any payment for Property Taxes directly to any taxing authority for Property Taxes applicable to calendar year 2019 and thereafter.

(c) Beginning June 1, 2020, as additional rent under the Lease, Tenant shall pay to Landlord on the first day of each calendar month during the Term an amount equal to $4,433.80, which represents one twelfth (1/12th) of the annual Property Taxes (including sales tax) as estimated by Landlord for calendar year 2020 (the “Tax Payment”). On or before December 31 of each calendar year beginning in 2020 and continuing each year thereafter during the Term, Landlord will re-estimate the amount of the Tax Payment (including sales tax) for the succeeding calendar year and send Tenant written notice thereof. Beginning with the January 1 Tax Payment for each calendar year, Tenant shall pay the re-estimated amount as its Tax Payment for that year. In the event the estimated Tax Payment (including sales tax) for a calendar year exceeds the actual Property Taxes (including sales tax) due for such calendar year, the Landlord shall credit the overpayment to the first Tax Payment due during the succeeding year. In the event the estimated Tax Payment (including sales tax) for a calendar year is less than the actual Property Taxes (including sales tax) due for such calendar year, the Landlord shall notify the Tenant in writing of the amount of the deficiency and the Tenant shall pay such amount within thirty (30) days after receipt of said notice from Landlord.

B.       Effective on the Closing Date (as defined in the Purchase Agreement) and only if Purchaser closes on the acquisition of the Eleven Commerce Property pursuant to the Purchase Agreement:

(a) Notwithstanding anything to the contrary in the Lease, the Term shall end on the last day of the sixth (6th) month following the Closing Date and the Expiration Date shall be the last day of the sixth (6th) month following the Closing Date; provided that, Tenant may terminate the Lease effective on the last day of any month prior to the Expiration Date by providing Landlord written notice electing such termination 30 days in advance of such elected date, which will then become the Expiration Date.

(b) Notwithstanding anything to the contrary in the Lease, starting on the first day of the calendar month following the Closing Date, Base Rent shall be Five Hundred Forty-five Thousand Four Hundred Seventy Dollars ($545,470.00) per annum or Forty-five Thousand Four Hundred Fifty-Five and 84/100 Dollars ($45,455.84) per month.

(c) As an additional remedy in the event of any default under the Lease, on the Closing Date (as defined in the Purchase Agreement), Purchaser shall, at Purchaser’s sole cost and expense, execute and record as an encumbrance on the Eleven Commerce Property a mortgage in the form of Exhibit A attached hereto (the “Fourth Mortgage”). The Fourth Mortgage shall secure any and all sums due to Landlord under the Lease including without limitation rent. Purchaser hereby represents, warrants and covenants to Landlord that the Fourth Mortgage shall be subject only to: (i) the Purchase Money Financing (as defined in the Purchase Agreement) (ii) the Second Mortgage (as defined in the Purchase Agreement); and (iii) the Third Mortgage (as defined in the Settlement Agreement).

(d) Purchaser hereby represents, warrants and covenants to Landlord that, for so long as any amounts remain payable under the Lease, (i) Purchaser shall not charge Tenant, and Tenant shall not pay, Base Rent (as defined in that certain Industrial Lease dated effective April 26, 2019 (as amended, the “Lease Agreement–11 Commerce”), by and between Seller, as landlord, and Tenant, as tenant, for the Eleven Commerce Property) for the Eleven Commerce Property in excess of Seventy Five Thousand Dollars ($75,000.00) per month and (ii) in no event shall any lien (including the Purchase Money Financing) upon the Eleven Commerce Property (except in favor of Seller or Landlord) exceed the sum of Eight Million One Hundred Twenty-five Thousand Dollars ($8,125,000.00) (a “Prohibited Lien”); provided that, in the event any Prohibited Lien is filed or claimed against the Eleven Commerce Property because of work done for or materials furnished to or for the benefit of Purchaser, then Purchaser shall cause the Prohibited Lien to be fully discharged from the Eleven Commerce Property within five (5) days after receiving notice of said lien. Any breach of a representation, warranty or covenant made by Purchaser under this First Amendment shall be deemed a breach of the Lease by Tenant in addition to any and all remedies available to Landlord.

3.              Ratification. As modified by this First Amendment, the Lease is ratified and affirmed by Landlord and Tenant.

[Signatures on the following page.]

IN WITNESS WHEREOF, Landlord, Tenant and Purchaser have executed this First Amendment as of the date first written above.

TENANT:		LANDLORD:
Palm Coast Data LLC, a		Two Commerce LLC, a
Delaware limited liability company		Florida limited liability company

By:	/s/ Ciaran Casey	By:	/s/ Christopher V. Vitale

Name:	Ciaran Casey	Name:	Christopher V. Vitale

Title:	Manager	Title:	President

WITNESSES:		WITNESSES:

/s/ Marie Norman		/s/ Adrienne Uleau
First Witness for Tenant		First Witness for Landlord
[Sign above; print name:	Marie Norman	[Sign above; print name:	Adrienne Uleau

/s/ Harry Casey		/s/ Mahanz Ebrhimi
Second Witness for Tenant		Second Witness for Landlord
[Sign above; print name:	Harry Casey	[Sign above; print name:	Mahanz Ebrhimi

PURCHASER:

11 Commerce Blvd Holdings, LLC, a
Delaware limited liability company

By:	/s/ Ciaran Casey

Name:	Ciaran Casey

Title:	Manager

WITNESSES:

/s/ Marie Norman
First Witness for Tenant
[Sign above; print name:	Marie Norman

/s/ Harry Casey
Second Witness for Tenant
[Sign above; print name:	Harry Casey

EXHIBIT A TO LEASE AMENDMENT FOR PROPERTY- 2 COMMERCE

FOURTH Mortgage

MORTGAGE DEED AND SECURITY AGREEMENT

This Mortgage Deed and Security Agreement (“Mortgage”) is made the ____ day of March, 2020, by and between 11 COMMERCE BLVD HOLDINGS, LLC, a Delaware limited liability company, whose mailing address is c/o Studio Membership Services, LLC, 347 West 36th Street, Unit 1300, New York, NY 10018, Attn: Liam Lynch (the “Mortgagor”), and TWO COMMERCE LLC, a Florida limited liability company, whose address is c/o AMREP Corporation, 620 West Germantown Pike, Suite 175, Plymouth Meeting, Pennsylvania 19462 (the “Mortgagee”).

WITNESSETH:

Mortgagor’s affiliate, Palm Coast Data LLC, a Delaware limited liability company (“PCD”), is indebted to Mortgagee in the maximum principal sum of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00), together with interest thereon, as evidenced by that certain Industrial Lease between Two Commerce LLC, a New Mexico limited liability company (“TC”), as landlord, and PCD, as tenant, dated April 26, 2019, as amended by that certain First Amendment to Industrial Lease of even date herewith (collectively, the “Lease”), for certain real property located at 2 Commerce Boulevard, Palm Coast, Florida.

To secure the performance by PCD of all covenants and conditions in the Lease and in this Mortgage and in all other instruments securing the Lease and to secure any additional advances, renewals and extensions thereof, and for and in consideration of the sum of Ten and No/100 Dollars ($10.00), Mortgagor does hereby mortgage, sell, pledge and assign to Mortgagee the real property legally described in Exhibit “A” attached hereto (the “Real Property”), together with all the improvements now or hereafter erected on the Real Property, and all easements, appurtenances, fixtures, and Mortgagor’s right, title and interest in all furnishings, equipment, goods, chattels and personal property now or hereafter delivered to the Real Property and installed thereon or intended to be installed thereon, and all renewals or replacements thereof or articles in substitution thereof and all of the estate, right, title and interest of Mortgagor in and to all property of any nature whatsoever, now or hereafter situated and used on the Real Property or used or intended to be used in connection with the operation of the Real Property (all of the foregoing being hereinafter referred to as the “Property”).

TO HAVE AND TO HOLD all and singular the Property hereby conveyed, mortgaged, pledged or assigned by the Mortgagor, or intended so to be, unto the Mortgagee, in fee simple.

And the Mortgagor covenants with the Mortgagee that the Mortgagor has full power and lawful right to convey the Property as aforesaid; that the same is free from all encumbrances, and that Mortgagor hereby fully warrants the title to the Property and will defend the same against the lawful claims of all persons whomsoever.

PROVIDED ALWAYS, that if PCD shall pay to Mortgagee the amounts due under the Lease at the times and in the manner stipulated therein, and in all other instruments securing the Lease, including renewals, extensions or modifications thereof, and in this Mortgage and in all other instruments securing the Lease, to be kept, performed or observed by Mortgagor, then this Mortgage shall cease and be void, but shall otherwise remain in full force and effect.

Mortgagor covenants and agrees with Mortgagee as follows:

1.              Compliance with Lease and Mortgage; Warranty of Title. Mortgagor shall comply with all provisions of the Lease (if PCD does not), this Mortgage and of every other instrument securing the Lease, and will promptly pay to Mortgagee the principal with interest thereon and all other sums required to be paid by Mortgagor under the Lease and pursuant to the provisions of this Mortgage and of every other instrument securing the Lease. Mortgagor covenants that Mortgagor has good marketable, legal and equitable title to the Property in fee simple free and clear of all liens, pledges, charges, mortgages, and claims other than any in favor of Mortgagee, except liens for current taxes not yet due and payable and that certain first Mortgage of even date herewith by and between Mortgagor and [ ] in the maximum principal amount of Eight Million One Hundred Twenty-five Thousand and No/100ths Dollars ($8,125,000.00) and that certain second Mortgage of even date herewith by and between Mortgagor and Commerce Blvd Holdings, LLC in the maximum principal amount of Two Million Three Hundred Seventy-five Thousand and No/100ths Dollars ($2,375,000.00) and that certain third Mortgage of even date herewith by and between Mortgagor and Commerce Blvd Holdings, LLC in the maximum principal amount of Three Hundred Thousand and No/100ths Dollars ($300,000.00); that Mortgagor has lawful authority to convey, mortgage and encumber the same as provided in this Mortgage; and that Mortgagee may peaceably and quietly enjoy the Property. This Mortgage is a third priority mortgage.

2.              Payment of Taxes and Liens. Mortgagor shall pay or cause to be paid all the taxes, assessments, levies, liabilities, obligations and encumbrances of every nature now on the Property or that hereafter may be imposed, levied or assessed upon this Mortgage or the Property or upon the indebtedness secured hereby. All such payments shall be made prior to delinquency. Insofar as any indebtedness is of record the same shall be promptly satisfied and evidence of such satisfaction shall be given to Mortgagee.

3.              Insurance. Mortgagor shall keep the Real Property and the improvements now existing or hereafter erected on the Real Property and any of the Property located on the Real Property insured as may be required from time to time by Mortgagee against loss by fire, other hazards, including floods or flooding, and contingencies in such amounts and for such periods as may be reasonably required by Mortgagee, but in an amount not less than the amount Mortgagor is indebted under this Mortgage, the first Mortgage referenced in Paragraph 1 above, the second Mortgage referenced in Paragraph 1 above and the third Mortgage referenced in Paragraph 1 above. Mortgagor shall pay promptly, or cause to be paid promptly, when due, any premiums on such insurance. All insurance shall be carried with companies licensed to sell insurance in the State of Florida and the policy and renewals shall name Mortgagee as an additional insured. In the event of loss, Mortgagor shall give immediate notice by mail to Mortgagee and Mortgagee may make proof of loss if not made promptly by Mortgagor. If the cost of repair is twenty-five percent (25%) or less of the appraised value of the improvements on the Real Property and the damage from the loss can be fully repaired in less than nine (9) months from the date of loss, the Mortgagor shall make a full repair of the damage, the insurance proceeds shall be applied by Mortgagee to the cost of the repair of the improvements damaged and the Mortgagor shall promptly pay any additional amounts necessary to complete such repair; or (ii) if the cost of repair exceeds twenty-five percent (25%) of the appraised value of the improvements on the Real Property or the damage from the loss cannot be fully repaired in less than nine (9) months from the date of loss, the insurance proceeds or any part thereof may be applied by Mortgagee at its option either to the reduction of the indebtedness hereby secured or to the restoration or repair of the property damaged. Mortgagee is hereby authorized, at its option, to settle and compromise any claims, awards, damages, rights of action and proceeds, and any other payment or relief under any insurance policy in the event of foreclosure of this Mortgage or other transfer of title to the Property in extinguishment of the indebtedness secured hereby. Upon the execution of this Mortgage, Mortgagor shall deliver to Mortgagee a certificate of insurance with respect to the Property, in form and substance satisfactory to Mortgagee. Until the loan evidenced by the Lease is paid in full, Mortgagor shall provide to Mortgagee evidence satisfactory to Mortgagee that the insurance coverages have been renewed as appropriate, and continue in full force and effect.

4.              Compliance with Law and Regulations. Mortgagor shall comply with all laws, ordinances, regulations and orders of all federal, state, municipal and other governmental authorities relating to the Property.

5.              Condemnation. If the Property or any part thereof shall be taken through condemnation (which term when used herein shall include any taking by any governmental authority or any other authority authorized by the laws of the State of Florida or the United States of America to so take, and any transfer by sale in lieu thereof), Mortgagee shall be entitled to all compensation awards, damages, claims, rights of action and proceeds of, or on account of the taking up to the amount owed by Mortgagor to Mortgagee under the Lease and this Mortgage at the time of such taking. Mortgagor shall be entitled to any award or damages in excess of the amount owed by Mortgagor to Mortgagee under the Lease and this Mortgage at the time of such taking. Mortgagee is hereby authorized, at its option, to commence, appear in and prosecute, in its own or Mortgagor’s name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation awards, damages, claims, rights of action and proceeds, and any other payments or relief, and the right thereto, are hereby assigned by Mortgagor to Mortgagee to the extent Mortgagor owes Mortgagee any sums under the Lease or this Mortgage. Mortgagee may release any monies so received by it without affecting the lien of this Mortgage or may apply the same in such manner as Mortgagee shall determine, to the reduction of the sums secured hereby and to any prepayment charge provided in the Lease, this Mortgage or any other instrument securing the Lease. Any balance of such monies then remaining shall be paid to Mortgagor. Mortgagor agrees to execute such further assignments or any compensations, awards, damages, claims, rights of action and proceeds as Mortgagee may reasonably require.

6.              Care of Property. Mortgagor shall not remove or demolish any building or other property forming a part of the Property without the written consent of Mortgagee. Mortgagor shall not permit, commit, or suffer any waste, impairment or deterioration of the Property or any part thereof, and shall keep the same and improvements thereon in good condition and repair. Mortgagor shall notify Mortgagee in writing within ten (10) days of any damage or impairment of the Property. Mortgagee may, at Mortgagee’s discretion, have the Property inspected (at Mortgagor’s sole cost and expense) at any time.

7.              Mortgagee’s Right to Make Certain Payments. In the event Mortgagor fails to pay or discharge or cause to pay or discharge the taxes, assessments, levies, liabilities, obligations and encumbrances, or fails to keep the Property insured or to deliver the policies, premiums paid, or there is a legal proceeding which may affect Mortgagee’s rights in the property, or Mortgagor fails to repair the Property as herein agreed or fails to perform any covenant or agreement contained in this Mortgage or the Lease, Mortgagee may at its option pay or discharge the taxes, assessments, levies, liabilities, and obligations and encumbrances or any part thereof, to produce and pay for such insurance or to make and pay for such repairs, defend such legal proceeding or correct the breach of the covenant or agreement. Mortgagee shall have no obligations on its part to determine the validity or necessity of any payment thereof and any such payment shall not waive or affect any option, lien equity or right of Mortgagee under or by virtue of this Mortgage. The full amount of each and every such payment shall be immediately due and payable and shall bear interest at the rate of fifteen percent (15%) per annum, or if greater, the maximum rate allowed by law, from the date thereof until paid and together with such interest, shall be secured by the lien of this Mortgage. Nothing herein contained shall be construed as requiring Mortgagee to advance or expend monies for any of the purposes mentioned in this paragraph.

8.              Indemnity. Mortgagor shall protect, indemnify and save harmless Mortgagee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses, including without limitation reasonable attorneys’ and paraprofessionals’ fees and expenses, including those incurred on appeal, and in any and all post-judgment, arbitration or bankruptcy proceedings, imposed upon, or incurred by, or asserted against Mortgagee, by reason of (a) ownership of this Mortgage, Mortgagor’s ownership of the Property, or any interest therein, or receipt of any rents; (b) any accident, injury to, or on or about the Property; or (c) any failure on the part of Mortgagor to perform, or comply with, any of the terms of this Mortgage. Any amounts payable to Mortgagee by reason of the application of this paragraph, shall become immediately due and payable and shall bear interest at the rate of fifteen percent (15%) per annum, or if greater, the maximum rate allowed by law, from the date loss or damage is sustained by Mortgagee until paid. The obligations of the Mortgagor under this paragraph, shall survive any termination or satisfaction of this Mortgage.

9.              Sale or Assignment. Mortgagor, so long as the Lease or any other indebtedness secured by this Mortgage remains unpaid, will abstain from and will not cause or permit any sale, exchange, transfer or conveyance of the Property or any part thereof, voluntarily or by operation of law (other than by foreclosure under this Mortgage). Mortgagor shall not create, suffer or permit to be created or filed against the Property, or any part thereof or interest therein, any mortgage lien or other lien, charge or encumbrance, either superior or inferior to the lien of this Mortgage without the express written consent of Mortgagee. Any violation of the foregoing limitations, at the option of Mortgagee, shall be deemed an Event of Default hereunder. Mortgagor will not: (a) execute an assignment of the rents, issues and profits, or any part thereof, from the Property unless such assignment is to Mortgagee; (b) execute any lease of the Property without the prior written approval of Mortgagee; provided that Mortgagee shall not withhold its consent to a commercially reasonable lease of the Property; or (c) in any other manner impair the value of the Property or the security of this Mortgage. The rights of the Mortgagor hereunder, if any, may not be assigned and may not be enforced by any other person, firm or entity whether by operation of law or otherwise.

10.            Event of Default. Any one of the following shall constitute an event of default:

A.    Failure by Mortgagor or PCD to pay as and when due and payable, any installments of principal due under the Lease.

B.     Failure by Mortgagor or PCD to pay as and when due and payable, any installments of interest under the Lease or any other sums to be paid by Mortgagor hereunder or under any other instrument securing the Lease, after five (5) days prior written notice of default and opportunity to cure.

C.     Failure by Mortgagor or PCD to duly keep, perform and observe any other covenant, condition or agreement in the Lease, this Mortgage, or any other instrument securing the Lease after thirty (30) days prior written notice of default and opportunity to cure.

D.    If Mortgagor or PCD: (i) files a voluntary petition in bankruptcy, or (ii) is adjudicated bankrupt or insolvent, or (iii) files any petition or answer seeking or acquiescing in any reorganization, readjustment, liquidation, dissolution or similar relief under any law relating to bankruptcy, insolvency or other relief for debtors, or (iv) seeks to, consents to or acquiesces in the appointment of any trustee, receiver, master or liquidator for herself/himself or for the Property, or (v) makes any general assignment for the benefit of creditors, or (vi) makes any admission in writing of the inability to pay her/his debts generally as they become due, or (vii) a court of competent jurisdiction enters an order, judgment or decree approving a petition filed against Mortgagor, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or (viii) any trustee, receiver or liquidator of Mortgagor or of the Property or of any or all of the rents, revenues, issues, earnings, profits or income thereof, is appointed without the prior written consent of Mortgagee, which appointment shall remain unvacated and unstayed for an aggregate of sixty (60) days whether or not consecutive.

E.     Any breach of any warranty or material untruth of any representation of Mortgagor or PCD contained in the Lease, this Mortgage, or any other instrument securing the Lease.

F.      The conveyance, transfer, assignment, lease, further encumbrance of or any other alienation of the Property.

11.            Acceleration. If an event of default shall have occurred, Mortgagee may declare the outstanding principal amount of the Lease and the interest accrued thereon, and all other sums secured hereby, to be due and payable immediately. Upon such declaration such principal and interest and other sums shall immediately be due and payable without demand or notice.

12.            Remedies after Default. Upon an event of default, Mortgagee may proceed by suit or suits at law or in equity or by any other appropriate proceeding or remedy to: (a) enforce payment of the Lease or the performance of any term hereof or any other right, (b) foreclose this Mortgage and to sell the Property under the judgment or decree of a court or courts of competent jurisdiction, (c) collect all rents, issues, profits, revenue, income and other benefits from the Property, if any, (d) appoint a receiver to enter upon and take possession of the Property and to collect any rents, issues, profits, revenue, income, and other benefits thereof and apply the same as a court may direct and such receiver shall have all rights and powers permitted under law, and (e) pursue any other remedy available to Mortgagee at law or in equity.

13.            Environmental Laws and Hazardous Substances.

As used in this Paragraph: (a) “Hazardous Substances” are those substances defined as toxic or hazardous substances, pollutants, or wastes by Environmental Law and the following substances: gasoline, kerosene, other flammable or toxic petroleum products, toxic pesticides and herbicides, volatile solvents, materials containing asbestos or formaldehyde, and radioactive materials; (b) “Environmental Law” means federal laws and laws of the jurisdiction where the Property is located that relate to health, safety or environmental protection; (c) “Environmental Cleanup” includes any response action, remedial action, or removal action, as defined in Environmental Law; and (d) an “Environmental Condition” means a condition that can cause, contribute to, or otherwise trigger an Environmental Cleanup.

Except in accordance with all applicable Environmental Laws, Mortgagor shall not cause or permit the presence, use, disposal, storage, or release of any Hazardous Substances, or threaten to release any Hazardous Substances, on or in the Property. Mortgagor shall not do, nor allow anyone else to do, anything affecting the Property (a) that is in violation of any Environmental Law, (b) which creates an Environmental Condition, or (c) which, due to the presence, use, or release of a Hazardous Substance, creates a condition that adversely affects the value of the Property.

Mortgagor shall promptly give Mortgagee written notice of (a) any investigation, claim, demand, lawsuit or other action by any governmental or regulatory agency or private party involving the Property and any Hazardous Substance or Environmental Law of which Mortgagor has actual knowledge, (b) any Environmental Condition, including but not limited to, any spilling, leaking, discharge, release or threat of release of any Hazardous Substance, and (c) any condition caused by the presence, use or release of a Hazardous Substance which adversely affects the value of the Property. If Mortgagor learns, or is notified by any governmental or regulatory authority, or any private party, that any removal or other remediation of any Hazardous Substance affecting the Property is necessary, Mortgagor shall promptly take all necessary remedial actions in accordance with Environmental Law. Nothing herein shall create any obligation on Mortgagee for an Environmental Cleanup.

14.            Security Agreement. By this Mortgage, Mortgagor grants to Mortgagee a security interest in favor of Mortgagee under the State of Florida Uniform Commercial Code in any tangible and intangible personal property herein described, and Mortgagee shall also have all the rights and remedies of a secured party under the State of Florida Uniform Commercial Code, without limitation upon or derogation of the rights and remedies created and accorded to Mortgagee by this Mortgage pursuant to the common law or any other laws of the State of Florida or any other jurisdiction, it being understood that the rights and remedies of Mortgagee under the State of Florida Uniform Commercial Code shall be cumulative and in addition to all other rights and remedies of Mortgagee arising under the common law or any other laws of the State of Florida or any other jurisdiction. Mortgagor authorizes Mortgagee to file, at its option, any UCC-1 Financing Statement to perfect such security interest in any required jurisdiction and any amendment which could be required in the future to add collateral or an additional Debtor.

15.            No Waiver. No delay or omission of Mortgagee or of any holder(s) of the Lease to exercise any right, power or remedy accruing upon any event of default shall exhaust or impair any such right, power or remedy or shall be construed to waive any event of default or to constitute acquiescence therein.

16.            Severability and Savings Clause. In the event that any of the covenants, terms or provisions contained in the Lease, this Mortgage, or any other instrument securing the Lease shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein and in the Lease and any other instrument securing the Lease shall be in no way affected, prejudiced or disturbed thereby.

17.            Non-Exclusive Remedies. No right, power or remedy conferred upon or reserved to Mortgagee by the Lease, this Mortgage or any other instrument securing the Lease is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the Lease or any other instrument securing the Lease, or hereafter existing at law, in equity, or by statute.

18.            Binding Effect. The terms of this Mortgage shall be binding upon the Mortgagor and its successors and assigns, and shall inure to the benefit of Mortgagee and its successors and assigns.

19.            Attorneys’ Fees. The term “attorneys’ fees” as used in this Mortgage includes any and all legal fees of whatever nature, including but not limited to fees resulting from any appeal of any interlocutory order or final judgment or any other appellate proceeding arising out of any litigation.

20.            Time of the Essence. Time is of the essence as to each provision of the Lease and this Mortgage which requires Mortgagor to take any action within a specified time period.

21.            WAIVER OF TRIAL BY JURY. MORTGAGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS MORTGAGE, THE LEASE, OR ANY OF THE OTHER LOAN DOCUMENTS, THE LOAN OR ANY OTHER STATEMENTS OR ACTIONS OF MORTGAGOR OR MORTGAGEE. MORTGAGOR ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS MORTGAGE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. MORTGAGOR FURTHER ACKNOWLEDGES THAT (i) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (ii) THIS WAIVER IS A MATERIAL INDUCEMENT FOR MORTGAGEE TO MAKE THE LOAN, ENTER INTO THIS MORTGAGE AND EACH OF THE OTHER LOAN DOCUMENTS, AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF SUCH OTHER LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

IN WITNESS WHEREOF, this instrument has been executed as of the date first above written.

Signed, sealed and delivered in the presence of:	11 Commerce Blvd Holdings, LLC,
a Delaware limited liability company

By:
Print Name:	Name:
Its:

Print Name:

STATE OF FLORIDA	)
: ss:
COUNTY OF FLAGLER	)

The foregoing instrument was acknowledged before me this _____ day of March, 2020, by ________________, as ____________ of 11 Commerce Blvd Holdings, LLC, a Delaware limited liability company, on behalf of said limited liability company, who is personally known to me.

Notary Public – State of Florida
Printed Name:
(Notary Seal)	My Commission Expires:
Commission No.:

Exhibit “A” to Fourth Mortgage

Legal Description of Real Property

The following described property located in Flagler County, Florida, to-wit:

Lots 3, 4, 5 and 6, Amended Subdivision Map of Wynnfield Section 27, in PINE LAKES INDUSTRIAL PARK, according to the map or plat thereof as recorded in Plat Book 27, Page 1, Public Records of Flagler County, Florida.

EXHIBIT C TO SETTLEMENT AGREEMENT

LEASE AMENDMENT FOR PROPERTY – 11 COMMERCE

FIRST AMENDMENT TO INDUSTRIAL LEASE

THIS FIRST AMENDMENT (the “First Amendment”) is made and entered into as of the 18th day of February, 2020 (the “Date Hereof”), by and between COMMERCE BLVD HOLDINGS LLC, a Florida limited liability company (“Landlord”), and PALM COAST DATA LLC, a Delaware limited liability company (“Tenant”). 11 COMMERCE BLVD HOLDINGS, LLC, a Delaware limited liability company (“Purchaser”), is also executing this First Amendment to evidence its agreement to the terms of this First Amendment.

WHEREAS, Landlord and Tenant entered into an Industrial Lease dated April 26, 2019 (the “Lease”) for certain real property located at 11 Commerce Boulevard, Palm Coast, Florida, and more particularly described in the Lease (the “Leased Premises”);

WHEREAS, concurrent with this First Amendment, Palm Coast Data Holdco, Inc., a Delaware corporation (“PCDH”), Studio Membership Services, LLC, a Delaware limited liability company (“SMS”), and Tenant, are entering into a Settlement Agreement, dated as of the Date Hereof (the “Settlement Agreement”), to settle various claims between the parties and their affiliates;

WHEREAS, concurrent with this First Amendment, Landlord and Purchaser are entering into a Purchase Agreement, dated as of the Date Hereof (the “Purchase Agreement”), for the purchase of the real property located at 11 Commerce Boulevard, Palm Coast, Florida (the “Eleven Commerce Property”);

WHEREAS, PCDH and Landlord are affiliates;

WHEREAS, SMS, Tenant and Purchaser are affiliates;

WHEREAS, Tenant has agreed to amend the Lease and make certain other agreements benefitting Landlord and Tenant; and

WHEREAS, Landlord is willing to amend the Lease and enter into certain other agreements as contained in this First Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained hereinbelow, Landlord and Tenant agree and covenant as follows:

1.              Definitions. Capitalized terms used but not defined in this First Amendment have the meanings given to them in the Lease.

2.              Amendment. The Lease is hereby amended as follows:

A.       Effective if and only if PCDH has timely received from Tenant the Settlement Payment in full in strict accordance with the payment schedule set forth in Paragraph 1 of Article II of the Settlement Agreement:

(a) Notwithstanding anything to the contrary in the Lease, Tenant shall timely pay all lease payments due and payable under the Lease starting on June 1, 2020 (without taking into account any grace or cure periods).

(b) Notwithstanding anything to the contrary in the Lease (including without limitation Section 3.1(b) and the language in the Basic Lease Information under “Initial Additional Monthly Rent Estimate”), Tenant shall have no obligation to make any payment for Property Taxes directly to any taxing authority for Property Taxes applicable to calendar year 2019 and thereafter.

(c) Beginning June 1, 2020, as additional rent under the Lease, Tenant shall pay to Landlord on the first day of each calendar month during the Term an amount equal to $9,111,00, which represents one twelfth (1/12th) of the annual Property Taxes (including sales tax) as estimated by Landlord for calendar year 2020 (the “Tax Payment”). On or before December 31 of each calendar year beginning in 2020 and continuing each year thereafter during the Term, Landlord will re-estimate the amount of the Tax Payment (including sales tax) for the succeeding calendar year and send Tenant written notice thereof. Beginning with the January 1 Tax Payment for each calendar year, Tenant shall pay the re-estimated amount as its Tax Payment for that year. In the event the estimated Tax Payment (including sales tax) for a calendar year exceeds the actual Property Taxes (including sales tax) due for such calendar year, the Landlord shall credit the overpayment to the first Tax Payment due during the succeeding year. In the event the estimated Tax Payment (including sales tax) for a calendar year is less than the actual Property Taxes (including sales tax) due for such calendar year, the Landlord shall notify the Tenant in writing of the amount of the deficiency and the Tenant shall pay such amount within ten (10) days after receipt of said notice from Landlord.

3.              Ratification. As modified by this First Amendment, the Lease is ratified and affirmed by Landlord and Tenant.

[Signatures on the following page.]

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IN WITNESS WHEREOF, Landlord, Tenant and Purchaser have executed this First Amendment as of the date first written above.

TENANT:		LANDLORD:
Palm Coast Data LLC, a		Commerce Blvd Holdings LLC, a
Delaware limited liability company		Florida limited liability company

By:	/s/ Ciaran Casey	By:	/s/ Christopher V. Vitale

Name:	Ciaran Casey	Name:	Christopher V. Vitale

Title:	Manager	Title:	President

WITNESSES:		WITNESSES:

/s/ Marie Norman		/s/ Adrienne Uleau
First Witness for Tenant		First Witness for Landlord
[Sign above; print name:	Marie Norman	[Sign above; print name:	Adrienne Uleau

/s/ Harry Casey		/s/ Mahanz Ebrhimi
Second Witness for Tenant		Second Witness for Landlord
[Sign above; print name:	Harry Casey	[Sign above; print name:	Mahanz Ebrhimi

PURCHASER:

11 Commerce Blvd Holdings, LLC, a
Delaware limited liability company

By:	/s/ Ciaran Casey

Name:	Ciaran Casey

Title:	Manager

WITNESSES:

/s/ Marie Norman
First Witness for Tenant
[Sign above; print name:	Marie Norman

/s/ Harry Casey
Second Witness for Tenant
[Sign above; print name:	Harry Casey

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EXHIBIT D TO SETTLEMENT AGREEMENT

SHORT TERM Promissory Note

PROMISSORY NOTE

$300,000.00	[ ], 2020

FOR VALUE RECEIVED, the undersigned (the “Maker”) hereby promises to pay to COMMERCE BLVD HOLDINGS LLC, a Florida limited liability company (the “Payee”), whose address is c/o AMREP Corporation, 620 West Germantown Pike, Suite 175, Plymouth Meeting, Pennsylvania 19462, by wire transfer to _______________ for credit to Payee’s Account No. ______________, or at such other place or places as the Payee or the holder hereof may designate from time to time, the principal sum of THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($300,000.00) (the “Principal”), together with interest as herein provided, in United States Dollars. This promissory note (the “Note”) will govern the terms of the repayment.

1.                   Interest. Interest on the unpaid Principal balance under this Note shall accrue at a floating interest rate adjusted on the first day of each month equal to the Wall Street Journal prime interest rate (“WSJ Prime”) plus five percent (5.0%). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed. Interest shall begin to accrue and be payable from the date of this Note and shall continue to accrue and be payable until this Note is paid in full.

2.                   Repayments of Principal and Interest. Maker shall make monthly interest-only payments to Payee on the first day of each calendar month beginning on April 1, 2020, and continuing until and including October 1, 2020. All outstanding principal and accrued interest shall be due and payable in full on October 31, 2020 (the “Maturity Date”). On the Maturity Date, Maker shall pay to Payee all principal then outstanding, together with all then accrued and unpaid interest.

3.                   Assignment. Maker shall not assign its obligations or rights under this Note without the prior written consent of Payee, which consent may be withheld in Payee’s sole discretion.

4.                   Binding Effect. All of the terms and provisions of this Note shall be binding upon Maker and its successors and permitted assigns, whether so expressed or not.

5.                   Partial Payment. Acceptance by Payee of any payment in an amount less than the amount due shall be deemed an acceptance on account only and shall not constitute a waiver of any right of Payee hereunder.

6.                   Prepayment. This Note may be prepaid in whole or in part at any time without penalty or premium. Except as otherwise set forth in this Note, all payments and prepayments hereunder shall be applied first to any costs or expenses of the Payee incurred in connection with enforcing this Note, then to interest and then to principal.

7.                   Default Rate. From and after the Maturity Date or from and after the occurrence of an Event of Default hereunder, irrespective of any declaration of maturity, all amounts remaining unpaid or thereafter accruing hereunder shall bear interest at the rate of fifteen percent (15%) per annum, or if greater, the maximum rate allowed by law (such higher rate, the “Default Rate”). Such Default Rate of interest shall be payable upon demand, and shall also be charged on the amounts owed by Maker to Payee pursuant to any judgments entered in favor of Payee with respect to this Note.

8.                   Late Charge. In the event that any installment of principal or interest required to be made by Maker under this Note shall not be received by Payee within fifteen (15) days after its due date, Maker shall pay to Payee, on demand, a late charge equal to the greater of $500.00 or twelve percent (12%) of such delinquent installment. The foregoing right is in addition to, and not in limitation of, any other rights which Payee may have upon Maker’s failure to make timely payment of any amount due hereunder.

9.                   Intent Not to Commit Usury. Nothing contained in this Note shall be construed or so operate as to require Maker to pay interest at a greater rate than is now lawful in such case to contract for, or to make any payment, or to do any act contrary to law. Should any interest or other charges paid by Maker in connection with this Note result in the computation or earning of interest in excess of the maximum legal rate of interest which is legally permitted under applicable law, then any and all such excess shall be and the same is hereby waived by Payee, and any and all such excess shall be automatically credited against and in reduction of the balance due under this Note, and the portion of said excess which exceeds the balance due under this Note shall be paid by Payee to Maker.

10.               Amendment. The provisions of this Note may not be amended, supplemented, waived or changed orally, but only by a writing signed by Maker and Payee and making specific reference to this Note.

11.               Governing Law. This Note shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Florida without regard to principles of conflicts of laws.

12.               Jurisdiction and Venue. Any civil action or legal proceeding arising out of or relating to this Note shall be brought in the courts of record of the State of Florida. Each party consents to the jurisdiction of such Florida court in any such civil action or legal proceeding and waives any objection to the laying of venue of any such civil action or legal proceeding in such court. Service of any court paper may be effected on such party by mail, or in such other manner as may be provided under applicable laws, rules of procedure or local rule.

13.               Enforcement Costs. Maker shall pay all fees and expenses incurred by Payee in the enforcement or attempt to enforce any of Maker’s obligations hereunder not performed when due, including without limitation, reasonable attorneys’ and paraprofessional fees, sales and use taxes, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, taxes, costs and expenses incident to arbitration, litigation, appellate, bankruptcy and post-judgment proceedings), incurred in connection with such collection, in addition to any other relief to which Payee may be entitled. Attorneys’ fees shall include, without limitation, paralegal fees, investigative fees, administrative costs, sales and use taxes and all other similar charges and fees.

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14.               Advice of Counsel. MAKER ACKNOWLEDGES THAT MAKER HAS BEEN ENCOURAGED TO BE ADVISED BY ITS OWN COUNSEL WITH RESPECT TO THE TRANSACTION GOVERNED BY THIS NOTE, AND SPECIFICALLY WITH RESPECT TO THE TERMS OF SECTION 15 WHICH CONCERNS THE WAIVER OF EACH PARTY’S RIGHT TO TRIAL BY JURY, AND MAKER HAS EITHER DONE SO OR KNOWINGLY DECLINED TO DO SO.

15.               Jury Waiver. IN ANY CIVIL ACTION, COUNTERCLAIM, OR PROCEEDING, WHETHER AT LAW OR IN EQUITY, WHICH ARISES OUT OF, CONCERNS, OR RELATES TO THIS NOTE, ANY AND ALL TRANSACTIONS CONTEMPLATED BY THIS NOTE, THE PERFORMANCE OF THIS NOTE, OR THE RELATIONSHIP CREATED BY THIS NOTE, WHETHER SOUNDING IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, TRIAL SHALL BE TO A COURT OF COMPETENT JURISDICTION AND NOT TO A JURY. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS NOTE WITH ANY COURT, AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THIS NOTE OF THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. NEITHER PARTY HAS MADE OR RELIED UPON ANY ORAL REPRESENTATIONS TO OR BY ANY OTHER PARTY REGARDING THE ENFORCEABILITY OF THIS PROVISION. EACH PARTY HAS READ AND UNDERSTANDS THE EFFECT OF THIS JURY WAIVER PROVISION.

16.               Waivers. Maker hereby waives demand, presentment, notice of nonpayment, notice of dishonor, protest and notice of protest of this Note.

17.               Taxes Due. Any documentary stamp taxes or other taxes due in connection with this Note shall be paid by Maker.

18.               Security: This Note is secured by a mortgage on the real property legally described on Exhibit “A” attached hereto and made a part hereof.

19.               Entire Agreement. This Note constitutes the complete agreement between the parties and supersedes all prior communications and agreements (oral or written) between Maker and Payee with respect to the subject matter hereof and may not be modified or otherwise amended except as set forth in Section 10 of this Note.

[Signature on following page]

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MAKER:

PALM COAST DATA LLC,
a Delaware limited liability company

By:
Name:
Its:

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Exhibit “A” to Promissory Note

Legal Description of Real Property

The following described property located in Flagler County, Florida, to-wit:

Lots 3, 4, 5 and 6, Amended Subdivision Map of Wynnfield Section 27, in PINE LAKES INDUSTRIAL PARK, according to the map or plat thereof as recorded in Plat Book 27, Page 1, Public Records of Flagler County, Florida.

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EXHIBIT E TO SETTLEMENT AGREEMENT

Third Mortgage

MORTGAGE DEED AND SECURITY AGREEMENT

This Mortgage Deed and Security Agreement (“Mortgage”) is made the ____ day of ____________, 2020, by and between 11 Commerce Blvd Holdings, LLC, a Delaware limited liability company, whose mailing address is c/o Studio Membership Services, LLC, 347 West 36th Street, Unit 1300, New York, NY 10018, Attn: Liam Lynch (the “Mortgagor”), and COMMERCE BLVD HOLDINGS LLC, a Florida limited liability company, whose address is c/o AMREP Corporation, 620 West Germantown Pike, Suite 175, Plymouth Meeting, Pennsylvania 19462 (the “Mortgagee”).

WITNESSETH:

Mortgagor’s affiliate, Palm Coast Data LLC, a Delaware limited liability company (“PCD”), is indebted to Mortgagee in the principal sum of THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($300,000.00), together with interest thereon, as evidenced by that certain Promissory Note of even date herewith, executed by Mortgagor and delivered to Mortgagee (the “Note”).

To secure the performance by PCD of all covenants and conditions in the Note and in this Mortgage and in all other instruments securing the Note and to secure any additional advances, renewals and extensions thereof, and for and in consideration of the sum of Ten and No/100 Dollars ($10.00), Mortgagor does hereby mortgage, sell, pledge and assign to Mortgagee the real property legally described in Exhibit “A” attached hereto (the “Real Property”), together with all the improvements now or hereafter erected on the Real Property, and all easements, appurtenances, fixtures, and Mortgagor’s right, title and interest in all furnishings, equipment, goods, chattels and personal property now or hereafter delivered to the Real Property and installed thereon or intended to be installed thereon, and all renewals or replacements thereof or articles in substitution thereof and all of the estate, right, title and interest of Mortgagor in and to all property of any nature whatsoever, now or hereafter situated and used on the Real Property or used or intended to be used in connection with the operation of the Real Property (all of the foregoing being hereinafter referred to as the “Property”).

TO HAVE AND TO HOLD all and singular the Property hereby conveyed, mortgaged, pledged or assigned by the Mortgagor, or intended so to be, unto the Mortgagee, in fee simple.

And the Mortgagor covenants with the Mortgagee that the Mortgagor has full power and lawful right to convey the Property as aforesaid; that the same is free from all encumbrances, and that Mortgagor hereby fully warrants the title to the Property and will defend the same against the lawful claims of all persons whomsoever.

PROVIDED ALWAYS, that if PCD shall pay to Mortgagee the amounts due under the Note at the times and in the manner stipulated therein, and in all other instruments securing the Note, including renewals, extensions or modifications thereof, and in this Mortgage and in all other instruments securing the Note, to be kept, performed or observed by Mortgagor, then this Mortgage shall cease and be void, but shall otherwise remain in full force and effect.

Mortgagor covenants and agrees with Mortgagee as follows:

1.      Compliance with Note and Mortgage; Warranty of Title. Mortgagor shall comply with all provisions of the Note, this Mortgage and of every other instrument securing the Note, and will promptly pay to Mortgagee the principal with interest thereon and all other sums required to be paid by Mortgagor under the Note and pursuant to the provisions of this Mortgage and of every other instrument securing the Note. Mortgagor covenants that Mortgagor has good marketable, legal and equitable title to the Property in fee simple free and clear of all liens, pledges, charges, mortgages, and claims other than any in favor of Mortgagee, except liens for current taxes not yet due and payable and that certain first Mortgage of even date herewith by and between Mortgagor and [ ] in the maximum principal amount of Eight Million One Hundred Twenty-five Thousand and No/100ths Dollars ($8,125,000.00) and that certain second Mortgage of even date herewith by and between Mortgagor and Mortgagee in the maximum principal amount of Two Million Three Hundred Seventy-five Thousand and No/100ths Dollars ($2,375,000.00); that Mortgagor has lawful authority to convey, mortgage and encumber the same as provided in this Mortgage; and that Mortgagee may peaceably and quietly enjoy the Property. This Mortgage is a third priority mortgage.

2.      Payment of Taxes and Liens. Mortgagor shall pay or cause to be paid all the taxes, assessments, levies, liabilities, obligations and encumbrances of every nature now on the Property or that hereafter may be imposed, levied or assessed upon this Mortgage or the Property or upon the indebtedness secured hereby. All such payments shall be made prior to delinquency. Insofar as any indebtedness is of record the same shall be promptly satisfied and evidence of such satisfaction shall be given to Mortgagee.

3.      Insurance. Mortgagor shall keep the Real Property and the improvements now existing or hereafter erected on the Real Property and any of the Property located on the Real Property insured as may be required from time to time by Mortgagee against loss by fire, other hazards, including floods or flooding, and contingencies in such amounts and for such periods as may be reasonably required by Mortgagee, but in an amount not less than the amount Mortgagor is indebted under this Mortgage, the first Mortgage referenced in Paragraph 1 above and the second Mortgage referenced in Paragraph 1 above. Mortgagor shall pay promptly, or cause to be paid promptly, when due, any premiums on such insurance. All insurance shall be carried with companies licensed to sell insurance in the State of Florida and the policy and renewals shall name Mortgagee as an additional insured. In the event of loss, Mortgagor shall give immediate notice by mail to Mortgagee and Mortgagee may make proof of loss if not made promptly by Mortgagor. If the cost of repair is twenty-five percent (25%) or less of the appraised value of the improvements on the Real Property and the damage from the loss can be fully repaired in less than nine (9) months from the date of loss, the Mortgagor shall make a full repair of the damage, the insurance proceeds shall be applied by Mortgagee to the cost of the repair of the improvements damaged and the Mortgagor shall promptly pay any additional amounts necessary to complete such repair; or (ii) if the cost of repair exceeds twenty-five percent (25%) of the appraised value of the improvements on the Real Property or the damage from the loss cannot be fully repaired in less than nine (9) months from the date of loss, the insurance proceeds or any part thereof may be applied by Mortgagee at its option either to the reduction of the indebtedness hereby secured or to the restoration or repair of the property damaged. Mortgagee is hereby authorized, at its option, to settle and compromise any claims, awards, damages, rights of action and proceeds, and any other payment or relief under any insurance policy in the event of foreclosure of this Mortgage or other transfer of title to the Property in extinguishment of the indebtedness secured hereby. Upon the execution of this Mortgage, Mortgagor shall deliver to Mortgagee a certificate of insurance with respect to the Property, in form and substance satisfactory to Mortgagee. Until the loan evidenced by the Note is paid in full, Mortgagor shall provide to Mortgagee evidence satisfactory to Mortgagee that the insurance coverages have been renewed as appropriate, and continue in full force and effect.

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4.      Compliance with Law and Regulations. Mortgagor shall comply with all laws, ordinances, regulations and orders of all federal, state, municipal and other governmental authorities relating to the Property.

5.      Condemnation. If the Property or any part thereof shall be taken through condemnation (which term when used herein shall include any taking by any governmental authority or any other authority authorized by the laws of the State of Florida or the United States of America to so take, and any transfer by sale in lieu thereof), Mortgagee shall be entitled to all compensation awards, damages, claims, rights of action and proceeds of, or on account of the taking up to the amount owed by Mortgagor to Mortgagee under the Note and this Mortgage at the time of such taking. Mortgagor shall be entitled to any award or damages in excess of the amount owed by Mortgagor to Mortgagee under the Note and this Mortgage at the time of such taking. Mortgagee is hereby authorized, at its option, to commence, appear in and prosecute, in its own or Mortgagor’s name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation awards, damages, claims, rights of action and proceeds, and any other payments or relief, and the right thereto, are hereby assigned by Mortgagor to Mortgagee to the extent Mortgagor owes Mortgagee any sums under the Note or this Mortgage. Mortgagee may release any monies so received by it without affecting the lien of this Mortgage or may apply the same in such manner as Mortgagee shall determine, to the reduction of the sums secured hereby and to any prepayment charge provided in the Note, this Mortgage or any other instrument securing the Note. Any balance of such monies then remaining shall be paid to Mortgagor. Mortgagor agrees to execute such further assignments or any compensations, awards, damages, claims, rights of action and proceeds as Mortgagee may reasonably require.

6.      Care of Property. Mortgagor shall not remove or demolish any building or other property forming a part of the Property without the written consent of Mortgagee. Mortgagor shall not permit, commit, or suffer any waste, impairment or deterioration of the Property or any part thereof, and shall keep the same and improvements thereon in good condition and repair. Mortgagor shall notify Mortgagee in writing within ten (10) days of any damage or impairment of the Property. Mortgagee may, at Mortgagee’s discretion, have the Property inspected (at Mortgagor’s sole cost and expense) at any time.

7.      Mortgagee’s Right to Make Certain Payments. In the event Mortgagor fails to pay or discharge or cause to pay or discharge the taxes, assessments, levies, liabilities, obligations and encumbrances, or fails to keep the Property insured or to deliver the policies, premiums paid, or there is a legal proceeding which may affect Mortgagee’s rights in the property, or Mortgagor fails to repair the Property as herein agreed or fails to perform any covenant or agreement contained in this Mortgage or the Note, Mortgagee may at its option pay or discharge the taxes, assessments, levies, liabilities, and obligations and encumbrances or any part thereof, to produce and pay for such insurance or to make and pay for such repairs, defend such legal proceeding or correct the breach of the covenant or agreement. Mortgagee shall have no obligations on its part to determine the validity or necessity of any payment thereof and any such payment shall not waive or affect any option, lien equity or right of Mortgagee under or by virtue of this Mortgage. The full amount of each and every such payment shall be immediately due and payable and shall bear interest at the rate of fifteen percent (15%) per annum, or if greater, the maximum rate allowed by law, from the date thereof until paid and together with such interest, shall be secured by the lien of this Mortgage. Nothing herein contained shall be construed as requiring Mortgagee to advance or expend monies for any of the purposes mentioned in this paragraph.

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8.      Indemnity. Mortgagor shall protect, indemnify and save harmless Mortgagee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses, including without limitation reasonable attorneys’ and paraprofessionals’ fees and expenses, including those incurred on appeal, and in any and all post-judgment, arbitration or bankruptcy proceedings, imposed upon, or incurred by, or asserted against Mortgagee, by reason of (a) ownership of this Mortgage, Mortgagor’s ownership of the Property, or any interest therein, or receipt of any rents; (b) any accident, injury to, or on or about the Property; or (c) any failure on the part of Mortgagor to perform, or comply with, any of the terms of this Mortgage. Any amounts payable to Mortgagee by reason of the application of this paragraph, shall become immediately due and payable and shall bear interest at the rate of fifteen percent (15%) per annum, or if greater, the maximum rate allowed by law, from the date loss or damage is sustained by Mortgagee until paid. The obligations of the Mortgagor under this paragraph, shall survive any termination or satisfaction of this Mortgage.

9.      Sale or Assignment. Mortgagor, so long as the Note or any other indebtedness secured by this Mortgage remains unpaid, will abstain from and will not cause or permit any sale, exchange, transfer or conveyance of the Property or any part thereof, voluntarily or by operation of law (other than by foreclosure under this Mortgage). Mortgagor shall not create, suffer or permit to be created or filed against the Property, or any part thereof or interest therein, any mortgage lien or other lien, charge or encumbrance, either superior or inferior to the lien of this Mortgage without the express written consent of Mortgagee. Any violation of the foregoing limitations, at the option of Mortgagee, shall be deemed an Event of Default hereunder. Mortgagor will not: (a) execute an assignment of the rents, issues and profits, or any part thereof, from the Property unless such assignment is to Mortgagee; (b) execute any lease of the Property without the prior written approval of Mortgagee; provided that Mortgagee shall not withhold its consent to a commercially reasonable lease of the Property; or (c) in any other manner impair the value of the Property or the security of this Mortgage. The rights of the Mortgagor hereunder, if any, may not be assigned and may not be enforced by any other person, firm or entity whether by operation of law or otherwise.

10.     Event of Default. Any one of the following shall constitute an event of default:

A.                Failure by Mortgagor or PCD to pay as and when due and payable, any installments of principal due under the Note.

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B.                 Failure by Mortgagor or PCD to pay as and when due and payable, any installments of interest under the Note or any other sums to be paid by Mortgagor hereunder or under any other instrument securing the Note, after five (5) days prior written notice of default and opportunity to cure.

C.                 Failure by Mortgagor or PCD to duly keep, perform and observe any other covenant, condition or agreement in the Note, this Mortgage, or any other instrument securing the Note after thirty (30) days prior written notice of default and opportunity to cure.

D.                If Mortgagor or PCD: (i) files a voluntary petition in bankruptcy, or (ii) is adjudicated bankrupt or insolvent, or (iii) files any petition or answer seeking or acquiescing in any reorganization, readjustment, liquidation, dissolution or similar relief under any law relating to bankruptcy, insolvency or other relief for debtors, or (iv) seeks to, consents to or acquiesces in the appointment of any trustee, receiver, master or liquidator for herself/himself or for the Property, or (v) makes any general assignment for the benefit of creditors, or (vi) makes any admission in writing of the inability to pay her/his debts generally as they become due, or (vii) a court of competent jurisdiction enters an order, judgment or decree approving a petition filed against Mortgagor, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or (viii) any trustee, receiver or liquidator of Mortgagor or of the Property or of any or all of the rents, revenues, issues, earnings, profits or income thereof, is appointed without the prior written consent of Mortgagee, which appointment shall remain unvacated and unstayed for an aggregate of sixty (60) days whether or not consecutive.

E.                 Any breach of any warranty or material untruth of any representation of Mortgagor or PCD contained in the Note, this Mortgage, or any other instrument securing the Note.

F.                  The conveyance, transfer, assignment, lease, further encumbrance of or any other alienation of the Property.

11.  Acceleration. If an event of default shall have occurred, Mortgagee may declare the outstanding principal amount of the Note and the interest accrued thereon, and all other sums secured hereby, to be due and payable immediately. Upon such declaration such principal and interest and other sums shall immediately be due and payable without demand or notice.

12.  Remedies after Default. Upon an event of default, Mortgagee may proceed by suit or suits at law or in equity or by any other appropriate proceeding or remedy to: (a) enforce payment of the Note or the performance of any term hereof or any other right, (b) foreclose this Mortgage and to sell the Property under the judgment or decree of a court or courts of competent jurisdiction, (c) collect all rents, issues, profits, revenue, income and other benefits from the Property, if any, (d) appoint a receiver to enter upon and take possession of the Property and to collect any rents, issues, profits, revenue, income, and other benefits thereof and apply the same as a court may direct and such receiver shall have all rights and powers permitted under law, and (e) pursue any other remedy available to Mortgagee at law or in equity.

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13.  Environmental Laws and Hazardous Substances.

As used in this Paragraph: (a) “Hazardous Substances” are those substances defined as toxic or hazardous substances, pollutants, or wastes by Environmental Law and the following substances: gasoline, kerosene, other flammable or toxic petroleum products, toxic pesticides and herbicides, volatile solvents, materials containing asbestos or formaldehyde, and radioactive materials; (b) “Environmental Law” means federal laws and laws of the jurisdiction where the Property is located that relate to health, safety or environmental protection; (c) “Environmental Cleanup” includes any response action, remedial action, or removal action, as defined in Environmental Law; and (d) an “Environmental Condition” means a condition that can cause, contribute to, or otherwise trigger an Environmental Cleanup.

Except in accordance with all applicable Environmental Laws, Mortgagor shall not cause or permit the presence, use, disposal, storage, or release of any Hazardous Substances, or threaten to release any Hazardous Substances, on or in the Property. Mortgagor shall not do, nor allow anyone else to do, anything affecting the Property (a) that is in violation of any Environmental Law, (b) which creates an Environmental Condition, or (c) which, due to the presence, use, or release of a Hazardous Substance, creates a condition that adversely affects the value of the Property.

Mortgagor shall promptly give Mortgagee written notice of (a) any investigation, claim, demand, lawsuit or other action by any governmental or regulatory agency or private party involving the Property and any Hazardous Substance or Environmental Law of which Mortgagor has actual knowledge, (b) any Environmental Condition, including but not limited to, any spilling, leaking, discharge, release or threat of release of any Hazardous Substance, and (c) any condition caused by the presence, use or release of a Hazardous Substance which adversely affects the value of the Property. If Mortgagor learns, or is notified by any governmental or regulatory authority, or any private party, that any removal or other remediation of any Hazardous Substance affecting the Property is necessary, Mortgagor shall promptly take all necessary remedial actions in accordance with Environmental Law. Nothing herein shall create any obligation on Mortgagee for an Environmental Cleanup.

14.  Security Agreement. By this Mortgage, Mortgagor grants to Mortgagee a security interest in favor of Mortgagee under the State of Florida Uniform Commercial Code in any tangible and intangible personal property herein described, and Mortgagee shall also have all the rights and remedies of a secured party under the State of Florida Uniform Commercial Code, without limitation upon or derogation of the rights and remedies created and accorded to Mortgagee by this Mortgage pursuant to the common law or any other laws of the State of Florida or any other jurisdiction, it being understood that the rights and remedies of Mortgagee under the State of Florida Uniform Commercial Code shall be cumulative and in addition to all other rights and remedies of Mortgagee arising under the common law or any other laws of the State of Florida or any other jurisdiction. Mortgagor authorizes Mortgagee to file, at its option, any UCC-1 Financing Statement to perfect such security interest in any required jurisdiction and any amendment which could be required in the future to add collateral or an additional Debtor.

15.  No Waiver. No delay or omission of Mortgagee or of any holder(s) of the Note to exercise any right, power or remedy accruing upon any event of default shall exhaust or impair any such right, power or remedy or shall be construed to waive any event of default or to constitute acquiescence therein.

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16.  Severability and Savings Clause. In the event that any of the covenants, terms or provisions contained in the Note, this Mortgage, or any other instrument securing the Note shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein and in the Note and any other instrument securing the Note shall be in no way affected, prejudiced or disturbed thereby.

17.  Non-Exclusive Remedies. No right, power or remedy conferred upon or reserved to Mortgagee by the Note, this Mortgage or any other instrument securing the Note is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the Note or any other instrument securing the Note, or hereafter existing at law, in equity, or by statute.

18.  Binding Effect. The terms of this Mortgage shall be binding upon the Mortgagor and its successors and assigns, and shall inure to the benefit of Mortgagee and its successors and assigns.

19.  Attorneys’ Fees. The term “attorneys’ fees” as used in this Mortgage includes any and all legal fees of whatever nature, including but not limited to fees resulting from any appeal of any interlocutory order or final judgment or any other appellate proceeding arising out of any litigation.

20.  Time of the Essence. Time is of the essence as to each provision of the Note and this Mortgage which requires Mortgagor to take any action within a specified time period.

21.  WAIVER OF TRIAL BY JURY. MORTGAGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS MORTGAGE, THE NOTE, OR ANY OF THE OTHER LOAN DOCUMENTS, THE LOAN OR ANY OTHER STATEMENTS OR ACTIONS OF MORTGAGOR OR MORTGAGEE. MORTGAGOR ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS MORTGAGE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. MORTGAGOR FURTHER ACKNOWLEDGES THAT (i) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (ii) THIS WAIVER IS A MATERIAL INDUCEMENT FOR MORTGAGEE TO MAKE THE LOAN, ENTER INTO THIS MORTGAGE AND EACH OF THE OTHER LOAN DOCUMENTS, AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF SUCH OTHER LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

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IN WITNESS WHEREOF, this instrument has been executed as of the date first above written.

Signed, sealed and delivered in the presence of:	11 Commerce Blvd Holdings, LLC,
a Delaware limited liability company

By:
Print Name:	Name:
Its:

Print Name:

STATE OF FLORIDA	)
: ss:
COUNTY OF FLAGLER	)

The foregoing instrument was acknowledged before me this _____ day of ________, 2020, by ________________, as ____________ of 11 Commerce Blvd Holdings, LLC, a Delaware limited liability company, on behalf of said limited liability company, who is personally known to me.

Notary Public – State of Florida
Printed Name:
(Notary Seal)	My Commission Expires:
Commission No.:

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Exhibit “A” to Third Mortgage

Legal Description of Real Property

The following described property located in Flagler County, Florida, to-wit:

Lots 3, 4, 5 and 6, Amended Subdivision Map of Wynnfield Section 27, in PINE LAKES INDUSTRIAL PARK, according to the map or plat thereof as recorded in Plat Book 27, Page 1, Public Records of Flagler County, Florida.

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EXHIBIT F TO SETTLEMENT AGREEMENT

SMITHSONIAN RELEASE AGREEMENT

THIS SMITHSONIAN RELEASE AGREEMENT (the “Contract”) is effective as of the 18th day of February, 2020 (the “Effective Date”), by and among AMREP Corporation, an Oklahoma corporation (“AMREP”), Liam Lynch, an individual (“Lynch”), 11 Commerce Blvd Holdings, LLC, a Delaware limited liability company and an affiliate of Lynch (“Purchaser”), Palm Coast Data LLC, a Delaware limited liability company and an affiliate of Lynch (“PCD”).

RECITALS:

WHEREAS, AMREP is a party to the Smithsonian Agreement (defined below) pursuant to which AMREP may have certain payment obligations to Smithsonian in the future dependent on the performance of PCD to perform under its service agreement with Smithsonian;

WHEREAS, certain affiliates of AMREP, Lynch, Purchaser and PCD are entering into various agreements, including this Contract, to resolve certain matters; and

WHEREAS, Lynch and PCD desire to remove AMREP from its obligations under the Smithsonian Agreement upon the terms and conditions stated hereinbelow.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained hereinbelow, AMREP, Lynch and PCD covenant and agree as follows:

ARTICLE I - DEFINITIONS

The following terms have the meanings specified in this Article I:

“CBH” means Commerce Blvd Holdings LLC, a Florida limited liability company and an affiliate of AMREP.

“Default Lease Amounts” means the aggregate amount of interest, collection costs, attorney fees and late fees with respect to: (i) that certain Industrial Lease, dated effective April 26, 2019, by and between CBH, as landlord, and PCD, as tenant, for the Property; and (ii) that certain Industrial Lease, dated effective April 26, 2019, by and between TC, as landlord, and PCD, as tenant, for the real property known as 2 Commerce Boulevard, Palm Coast, Florida.

“Property” means the real property known as 11 Commerce Boulevard, Palm Coast, Florida.

“Purchase Agreement” means the Purchase Agreement, dated as of the Effective Date, between CBH and Purchaser.

“Smithsonian” means Smithsonian Institution, a trust instrumentality of the United States created by an Act of Congress in 1846.

“Smithsonian Agreement” means that certain Support Agreement, dated May 14, 2018, by and between AMREP and Smithsonian, through Smithsonian Enterprises.

“Smithsonian Payment” means any amounts required to be paid by AMREP or its affiliates to Smithsonian or any of its affiliates pursuant to the terms and conditions of the Smithsonian Agreement.

“TC” means Two Commerce LLC, a Florida limited liability company and an affiliate of AMREP.

ARTICLE II - PCD OBLIGATION TO PAY

In the event that at any time AMREP shall be required to pay the Smithsonian Payment, PCD shall promptly pay Smithsonian or its affiliates the Smithsonian Payment prior to the date such Smithsonian Payment is due to be paid by AMREP to Smithsonian or its affiliates but no later than five (5) business days following PCD’s receipt of notice from AMREP of such Smithsonian Payment.

ARTICLE III - TERMINATION OF AMREP OBLIGATIONS

PCD and Liam Lynch shall use their best efforts to have Smithsonian terminate the Smithsonian Agreement. PCD and Liam Lynch shall use their best efforts to have PCD or one or more of their affiliates or owners enter into a new support agreement replacing the Smithsonian Agreement.

ARTICLE IV – RELEASE OF CERTAIN AMOUNTS

PCD agrees and acknowledges that the Default Lease Amounts equal $200,000 as of the Effective Date.

If AMREP’s obligations under the Smithsonian Agreement are terminated on or before the closing of the purchase by Purchaser from CBH of the Property, then AMREP shall cause (i) CBH to release PCD from the Default Lease Amounts owed by PCD to CBH and (ii) TC to release PCD from the Default Lease Amounts owed by PCD to TC.

If AMREP’s obligations under the Smithsonian Agreement are not terminated on or before the closing of the purchase by Purchaser from CBH of the Property, then Purchaser agrees that the Default Lease Amounts shall be added to the principal amount of the Note (as defined in the Purchase Agreement).

If AMREP’s obligations under the Smithsonian Agreement are terminated on or before July 31, 2020, but after the closing of the purchase by Purchaser from CBH of the Property, then the amount of Default Lease Amounts previously included in the principal amount of the Note will be forgiven from the principal amount of the Note effective as of the date AMREP’s obligations under the Smithsonian Agreement are terminated.

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If AMREP’s obligations under the Smithsonian Agreement are not terminated on or before May 15, 2020, and the closing of the purchase by Purchaser from CBH of the Property has not occurred by May 15, 2020, then PCD shall, and Lynch shall cause PCD to, pay on or before May 18, 2020, without further request or notice, (1) $140,145 of the Default Lease Amounts to CBH and (2) $59,855 of the Default Lease Amounts to TC.

The obligations of Lynch, Purchaser and PCD under this Article IV shall not be terminated or modified without the consent of CBH and TC, it being expressly agreed that CBH and TC are third party beneficiaries of this Article IV and may enforce the provisions of this Article IV.

ARTICLE V – NOTICES

All notices and other communications required or permitted to be given hereunder shall be in writing and shall be delivered to the mailing address set forth below, or such other addresses indicated by one party to the other party in writing from time to time, via (i) receipted overnight delivery, delivery fees prepaid; or (ii) receipted hand delivery:

To Lynch, Purchaser and PCD:	11 Commerce Blvd Holdings, LLC
347 West 36th Street, Unit 1300
New York, NY 10018
Attn: Liam Lynch

with a copy to:	Chad P. Pugatch, Esq.
Rice Pugatch Robinson Storfer & Cohen, PLLC
101 Northeast Third Avenue, Suite 1800
Fort Lauderdale, Florida 33301

Robert Forman, Esq.
Robert S. Forman, P.A.
8201 Peters Rd., Suite 1000
Fort Lauderdale, Florida 33324-3266

Michael Kean, Esq.
Loren & Kean Law
7111 Fairway Dr. Suite 302
Palm Beach Gardens, Florida 33418-4206

To AMREP:	AMREP Corporation
620 West Germantown Pike, Suite 175
Plymouth Meeting, Pennsylvania 19462
Attn: President

with a copy to:	Matthew M. Spangler, Esq.
Lastrapes, Spangler & Pacheco, P.A.
333 Rio Rancho Drive, Suite 401
Rio Rancho, New Mexico 87124

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Any notice or communication given hereunder shall be deemed to have been given: (i) as of the date of delivery, if hand delivered; or (ii) as the day following the date of delivery to an overnight courier service, if sent by overnight delivery.

ARTICLE VI - MISCELLANEOUS PROVISIONS

1.                This Contract contains the entire agreement between AMREP, Lynch, Purchaser and PCD and there are no other terms, conditions, promises, understandings, statements or representations, express or implied, concerning the transaction contemplated hereunder. This Contract shall inure to the benefit of and bind the parties hereto, their personal representatives and successors and assigns. This Contract shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

2.                  The waiver of any breach of this Contract by any party shall not constitute a waiver of any subsequent breach either of the same or another provision of this Contract. If any of the provisions of this Contract shall be held by a court of competent jurisdiction to be unenforceable, the remaining provisions of this Contract, as the case may be, shall not be affected thereby.

3.                  AMREP represents and warrants to Lynch, Purchaser and PCD that the individual executing this Contract on behalf of AMREP is authorized to do so and, upon his executing this Contract, this Contract shall be binding and enforceable upon AMREP in accordance with its terms.

4.                  Each Lynch, Purchaser and PCD represents and warrants to AMREP that (b) each of Lynch, Purchaser and PCD has full power and authority to enter into this Contract and perform this Contract in accordance with its terms and (b) the individual executing this Contract on behalf of Lynch, Purchaser and PCD is authorized to do so and, upon executing this Contract, this Contract shall be binding and enforceable on Lynch, Purchaser and PCD in accordance with its terms. The representations and warranties of Lynch, Purchaser and PCD contained in this Paragraph 4 of this Article VI shall survive closing, shall not be subject to the doctrine of merger.

5.                  This Contract may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Contract delivered by facsimile, e-mail or other means of electronic transmission (to which a signed PDF copy is attached) shall be deemed to have the same legal effect as delivery of an original signed copy of this Contract. Each party may copy this completed Contract for electronic storage in a non-editable format, at which time the paper form of this Contract may be destroyed. Each party agrees that following the electronic storage of this Contract, any hardcopy printout of that electronically stored information will constitute an original of this Contract.

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6.                  For purposes of this Contract, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) “may” means has the right, but not the obligation to do something and “may not” means does not have the right to do something; (c) “will” and “shall” are expressions of command and not merely expressions of future intent or expectation; (d) “written” or “in writing” is used for emphasis in certain circumstances, but that will not derogate from the general application of the notice requirements set forth in Article VII in those and other circumstances; (e) singular use of words shall include the plural and vice versa; (f) use of a specific gender imports the other gender(s); (g) unless the context expressly provides otherwise, any approval, determination, election or authorization required to be obtained from a party shall be at such party’s sole discretion; (h) any reference to a number of days shall refer to calendar days and any reference to “month” shall refer to “calendar month;” (i) the word “or” is not exclusive; and (j) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Contract as a whole. Unless the context otherwise requires, references herein: (x) to Articles refer to the Articles of this Contract; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (z) to any law means such law as amended, modified, codified, replaced or reenacted. All remedies, rights, undertakings, obligations, and agreements contained in this Contract shall be cumulative, and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party. The headings in this Contract are for reference only and shall not affect the interpretation of this Contract. The parties intend that each representation, warranty, acknowledgement, agreement and covenant contained herein shall have independent significance. If any party has breached any representation, warranty, acknowledgement, agreement or covenant contained herein in any respect, the fact that there exists another representation, warranty, acknowledgement, agreement or covenant relating to the same subject matter (regardless of the relative levels of specificity) that the party has not breached shall not detract from or mitigate the fact that the party is in breach of such representation, warranty, acknowledgement, agreement or covenant.

7.                  Time is of the essence in the performance of this Contract.

8.                  Nothing contained herein is intended to create, nor shall it ever be construed to make, AMREP, Lynch, Purchaser or PCD partners or joint venturers.

9.                  If any party shall be required to employ an attorney to enforce or defend the rights of such party hereunder, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs from the other parties. The prevailing party shall be the party who receives substantially the relief sought, whether by judgment, summary judgment, dismissal, settlement or otherwise.

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10.              Lynch, Purchaser and PCD shall not assign this Contract or its rights hereunder without the prior written consent of AMREP.

[Signatures on following pages]

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IN WITNESS WHEREOF, the parties have executed this Contract as of the Effective Date.

AMREP Corporation

By:	/s/ Christopher V. Vitale
Name: Christopher V. Vitale
Title: President

/s/ Liam Lynch
Name: Liam Lynch

11 Commerce Blvd Holdings, LLC

By:	/s/ Liam Lynch
Name: Liam Lynch
Title: Manager

Palm Coast Data LLC

By:	/s/ Liam Lynch
Name: Liam Lynch
Title: Manager

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EXHIBIT G TO SETTLEMENT AGREEMENT

RELEASE AGREEMENT

This Release Agreement, dated as of February 18, 2020 (the “Release Agreement”), is made

•	by AMREP Corporation, an Oklahoma corporation (“AXR”), American Republic Investment Co., a Delaware corporation (“ARIC”), AMREP Southwest Inc., a New Mexico corporation (“ASW”), Outer Rim Investments, Inc., a New Mexico corporation (“ORI”), Palm Coast Data Holdco, Inc., a Delaware corporation (“PCDH”), Commerce Blvd Holdings LLC, a Florida limited liability company (“CBH”), and Two Commerce LLC, a Florida limited liability company (“TC”, and together with AXR, ARIC, ASW, ORI, PCDH and CBH, the “AXR Entities”),

•	in favor of Liam Lynch, an individual (“Lynch”), Irish Studio LLC, a Delaware limited liability company (“IS”), Studio Membership Services, LLC, a Delaware limited liability company (“SMS”), FulCircle Media, LLC, a Delaware limited liability company (“FCM”), Media Data Resources, LLC, a Delaware limited liability company (“MDR”) and Palm Coast Data LLC, a Delaware limited liability company (“PCD”, and together with Lynch, IS, SMS, FCM and MDR, the “IS Entities”) (the IS Entities and the AXR Entities are referred to as the “Parties”, and each, a “Party”), and the other Releasees (defined below).

WITNESSETH:

WHEREAS, Lynch is the sole member in, and sole owner of, IS;

WHEREAS, IS is the sole member in, and sole owner of, SMS;

WHEREAS, SMS is the sole member in, and sole owner of, each of PCD and MDR;

WHEREAS, PCD is the sole member in, and sole owner of, FCM;

WHEREAS, AXR owns all of the issued and outstanding shares of capital stock of ARIC;

WHEREAS, ARIC owns all of the issued and outstanding shares of capital stock of PCDH and ASW;

WHEREAS, ARIC is the sole member in, and sole owner of, CBH;

WHEREAS, ASW owns all of the issued and outstanding shares of capital stock of ORI;

WHEREAS, ORI is the sole member in, and sole owner of, TC;

WHEREAS, each of the IS Entities are Affiliates (as defined herein);

WHEREAS, each of the AXR Entities are Affiliates;

WHEREAS, PCDH, SMS, and PCD are entering into Settlement Agreement of even date herewith (the “Settlement Agreement”) by which this Release Agreement is a required document; and

WHEREAS, each AXR Entity and the other Releasors (as defined herein) are releasing each IS Entity and each of their Affiliates and the other Releasees (as defined herein) from the Released Claims (as defined herein).

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                  Release.

(a)               Notwithstanding anything else contained in this Release Agreement, the provisions of Section 1 of this Release Agreement are effective if and only if the Settlement Payment Amount (as defined in the Settlement Agreement) has been timely paid by PCD to PCDH on or before March 20, 2020 pursuant to Paragraph 1 of Article II of the Settlement Agreement. Each AXR Entity, for itself and on behalf of each other Releasor, hereby irrevocably and unconditionally releases, waives and forever discharges each Releasee of and from any and all Released Claims.

(i)              The term “Claims” means actions, causes of action, suits, losses, liabilities, rights, debts, dues, sums of money, accounts, reckonings, obligations, costs, expenses, liens, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands, of every kind and nature whatsoever, whether now known or unknown, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, unanticipated as well as anticipated, that now exist or may hereafter accrue based on matters now unknown as well as known, in law, admiralty or equity, which any of such Releasors ever had, now have or hereafter can, shall or may have against any of such Releasees for, upon or by reason of any matter, cause, conduct, event, occurrence, omission or thing whatsoever, existing or occurring before the date hereof

(ii)              The term “Releasor” means each AXR Entity, each of their Affiliates and the direct and indirect subsidiaries, Affiliates, employees, officers, directors, stockholders, members, agents, representatives, accountants, lawyers, consultants, advisors, successors and assigns of each AXR Entity or each of its Affiliates; provided that, the term “Releasor” shall not include any IS Entity.

(iii)             The term “Releasee” means each IS Entity, each of their Affiliates and the direct and indirect subsidiaries, Affiliates, employees, officers, directors, stockholders, members, agents, representatives, accountants, lawyers, consultants, advisors, successors and assigns of each IS Entity or each of its Affiliates; provided that, the term “Releasee” shall not include any AXR Entity.

(iv)             The term “Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

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(v)             The term “Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

(vi)             The term “Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any federal, state or local government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any arbitrator or federal, state or local court or tribunal of competent jurisdiction.

(vii)            The term “Released Claims” means any and all Claims arising from events occurring from the beginning of time to the date of this Release Agreement including any and all Claims which were or could have been included in the TC Lawsuit (as defined in the Settlement Agreement) and/or the CBH Lawsuit (as defined in the Settlement Agreement), but specifically excludes any Claims arising under or for the purpose of enforcing the terms and provisions of the Settlement Agreement.

(b)               Each AXR Entity, on behalf of itself and each other Releasor, hereby irrevocably agrees to refrain from directly or indirectly asserting any claim or demand or commencing (or causing to be commenced) any suit, action, or proceeding of any kind, in any court or before any tribunal, against any Releasee based upon any Released Claim.

(c)               Each AXR Entity, on behalf of itself and each other Releasor, represents and warrants that (i) it or another Releasor is the exclusive owner of the Released Claims and that, as of the date hereof, no Releasor has assigned, sold, transferred or otherwise conveyed any Released Claim to any other person or entity and (ii) as of the date hereof, no Releasor has filed with any court, tribunal or alternative dispute resolution organization any claim, demand, action, joinder or cause of action against any Releasee except the TC Lawsuit and the CBH Lawsuit. If this warranty and representation should later be found to be untrue, then, in addition to any other relief or damages to which a Releasee may be entitled, each AXR Entity shall, at no cost or expense to any Releasee, immediately file all documents and take all action necessary to have the claim, action or cause of action dismissed or discontinued with prejudice.

(d)               Each AXR Entity, on behalf of itself and each other Releasor, understands that it may later discover Claims or facts that may be different than, or in addition to, those that any Releasor now knows or believes to exist regarding the subject matter of the release contained in this Section 1, and which, if known at the time of signing this Release Agreement, may have materially affected this Release Agreement and such Party’s decision to enter into it and grant the release contained in this Section 1. Nevertheless, each AXR Entity, on behalf of itself and each other Releasor, intends to and does fully, finally and forever waive, settle and release all Released Claims that now exist, may arise or accrue hereafter or previously existed, whether known or unknown, foreseen or unforeseen, or suspected or unsuspected, and the release given herein is and will remain in effect as a complete release, notwithstanding the discovery or existence of any additional or different facts. Each AXR Entity, on behalf of itself and each other Releasor, hereby waives, settles and releases any right or Released Claims that might arise as a result of any such different or additional Claims or facts.

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2.                  Representations and Warranties. Each Party hereby represents and warrants to the other Party that:

(a)               It has the full right and corporate or limited liability company, as the case may be, power and authority to enter into, execute and deliver this Release Agreement, to grant the release contained herein and to perform its obligations hereunder.

(b)               The execution by the undersigned individual executing this Release Agreement on its behalf, and the delivery of this Release Agreement on its behalf, has been duly authorized by all necessary corporate or limited liability company, as the case may be, action on the part of such Party, and such undersigned individual is a duly authorized signatory of such Party.

(c)               This Release Agreement has been duly and validly executed and delivered by such Party and (assuming due authorization, execution and delivery by the other Parties hereto) constitutes the legal, valid and binding obligation of the Party, enforceable against it in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar Laws and equitable principles related to or affecting creditors’ rights generally or the effect of general principles of equity.

EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES OF THE PARTIES HEREIN, (A) NO PARTY HERETO NOR ANY PERSON ON SUCH PARTY’S BEHALF HAS MADE OR MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER, EITHER ORAL OR WRITTEN, WHETHER ARISING BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE OR OTHERWISE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED, AND (B) EACH PARTY HERETO ACKNOWLEDGES THAT, IN ENTERING INTO THIS RELEASE AGREEMENT, IT HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY MADE BY THE OTHER PARTY (OTHER THAN THE EXPRESS REPRESENTATIONS SET FORTH HEREIN), OR ANY OTHER PERSON ON SUCH OTHER PARTY’S BEHALF.

3.                  Miscellaneous.

(a)               Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

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(b)               Entire Agreement. This Agreement constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous representations, warranties, understandings and agreements, both written and oral, with respect to such subject matter.

(c)               Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Neither Party may assign its rights or obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning Party of any of its obligations hereunder.

(d)               No Third Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(e)               Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

(f)                Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

i.                       This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

ii.                     ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEW YORK IN EACH CASE LOCATED IN THE CITY OF NEW YORK IN THE BOROUGH OF MANHATTAN, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

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iii.                   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section.

(g)               Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

(h)               Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission (to which a signed PDF copy is attached) shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. Either Party may copy this completed Agreement for electronic storage in a non-editable format, at which time the paper form of this Agreement may be destroyed. Each Party agrees that following the electronic storage of this Agreement, any hardcopy printout of that electronically stored information will constitute an original of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Parties have caused this Release Agreement to be duly executed and delivered as of the date first written above.

AMREP Corporation		American Republic Investment Co.

By:	/s/ Christopher V. Vitale	By:	/s/ Christopher V. Vitale
	Name: Christopher V. Vitale		Name: Christopher V. Vitale
	Title: President		Title: President

AMREP Southwest Inc.		Outer Rim Investments, Inc.

By:	/s/ Christopher V. Vitale	By:	/s/ Christopher V. Vitale
	Name: Christopher V. Vitale		Name: Christopher V. Vitale
	Title: President		Title: President

Palm Coast Data Holdco, Inc.		Commerce Blvd Holdings LLC

By:	/s/ Christopher V. Vitale	By:	/s/ Christopher V. Vitale
	Name: Christopher V. Vitale		Name: Christopher V. Vitale
	Title: President		Title: President

Two Commerce LLC

By:	/s/ Christopher V. Vitale
Name: Christopher V. Vitale
Title: President

Irish Studio LLC
/s/ Liam Lynch
Name: Liam Lynch
		By:	/s/ Liam Lynch
Name: Liam Lynch
Title: Manager

Studio Membership Services, LLC		FulCircle Media, LLC

By:	/s/ Liam Lynch	By:	/s/ Liam Lynch
	Name: Liam Lynch		Name: Liam Lynch
	Title: Manager		Title: Manager

Media Data Resources, LLC		Palm Coast Data LLC

By:	/s/ Liam Lynch	By:	/s/ Liam Lynch
	Name: Liam Lynch		Name: Liam Lynch
	Title: Manager		Title: Manager

EXHIBIT H TO SETTLEMENT AGREEMENT

RELEASE AGREEMENT

This Release Agreement, dated as of February 18, 2020 (the “Release Agreement”), is made

•	by Liam Lynch, an individual (“Lynch”), Irish Studio LLC, a Delaware limited liability company (“IS”), Studio Membership Services, LLC, a Delaware limited liability company (“SMS”), FulCircle Media, LLC, a Delaware limited liability company (“FCM”), Media Data Resources, LLC, a Delaware limited liability company (“MDR”) and Palm Coast Data LLC, a Delaware limited liability company (“PCD”, and together with Lynch, IS, SMS, FCM and MDR, the “IS Entities”),

•	in favor of AMREP Corporation, an Oklahoma corporation (“AXR”), American Republic Investment Co., a Delaware corporation (“ARIC”), AMREP Southwest Inc., a New Mexico corporation (“ASW”), Outer Rim Investments, Inc., a New Mexico corporation (“ORI”), Palm Coast Data Holdco, Inc., a Delaware corporation (“PCDH”), Commerce Blvd Holdings LLC, a Florida limited liability company (“CBH”), and Two Commerce LLC, a Florida limited liability company (“TC”, and together with AXR, ARIC, ASW, ORI, PCDH and CBH, the “AXR Entities”) (the AXR Entities and the IS Entities are referred to as the “Parties”, and each, a “Party”), and the other Releasees (defined below).

WITNESSETH:

WHEREAS, Lynch is the sole member in, and sole owner of, IS;

WHEREAS, IS is the sole member in, and sole owner of, SMS;

WHEREAS, SMS is the sole member in, and sole owner of, each of PCD and MDR;

WHEREAS, PCD is the sole member in, and sole owner of, FCM;

WHEREAS, AXR owns all of the issued and outstanding shares of capital stock of ARIC;

WHEREAS, ARIC owns all of the issued and outstanding shares of capital stock of PCDH and ASW;

WHEREAS, ARIC is the sole member in, and sole owner of, CBH;

WHEREAS, ASW owns all of the issued and outstanding shares of capital stock of ORI;

WHEREAS, ORI is the sole member in, and sole owner of, TC;

WHEREAS, each of the IS Entities are Affiliates (as defined herein);

WHEREAS, each of the AXR Entities are Affiliates;

WHEREAS, PCDH, SMS, and PCD are entering into Settlement Agreement of even date herewith (the “Settlement Agreement”) by which this Release Agreement is a required document; and

WHEREAS, each IS Entity and the other Releasors (as defined herein) are releasing each AXR Entity and each of their Affiliates and the other Releasees (as defined herein) from the Released Claims (as defined herein).

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.             Release.

(a)               Effective as of the date hereof, each IS Entity, for itself and on behalf of each other Releasor, hereby irrevocably and unconditionally releases, waives and forever discharges each Releasee of and from any and all Released Claims.

(i)                 The term “Claims” means actions, causes of action, suits, losses, liabilities, rights, debts, dues, sums of money, accounts, reckonings, obligations, costs, expenses, liens, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands, of every kind and nature whatsoever, whether now known or unknown, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, unanticipated as well as anticipated, that now exist or may hereafter accrue based on matters now unknown as well as known, in law, admiralty or equity, which any of such Releasors ever had, now have or hereafter can, shall or may have against any of such Releasees for, upon or by reason of any matter, cause, conduct, event, occurrence, omission or thing whatsoever, existing or occurring before the date hereof.

(ii)              The term “Releasor” means each IS Entity, each of their Affiliates and the direct and indirect subsidiaries, Affiliates, employees, officers, directors, stockholders, members, agents, representatives, accountants, lawyers, consultants, advisors, successors and assigns of each IS Entity or each of its Affiliates; provided that, the term “Releasor” shall not include any AXR Entity.

(iii)            The term “Releasee” means each AXR Entity, each of their Affiliates and the direct and indirect subsidiaries, Affiliates, employees, officers, directors, stockholders, members, agents, representatives, accountants, lawyers, consultants, advisors, successors and assigns of each AXR Entity or each of its Affiliates; provided that, the term “Releasee” shall not include any IS Entity.

(iv)             The term “Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

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(v)               The term “Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

(vi)             The term “Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any federal, state or local government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any arbitrator or federal, state or local court or tribunal of competent jurisdiction.

(vii)          The term “Released Claims” means any and all Claims arising from events occurring from the beginning of time to the date of this Release Agreement including any and all Claims which: (i) were or could have been included in the TC Lawsuit (as defined in the Settlement Agreement) and/or the CBH Lawsuit (as defined in the Settlement Agreement), and (ii) which arise from or are related, directly or indirectly, to the Membership Interest Purchase Agreement between PCDH and SMS dated April 26, 2019, the ownership of Membership Interests in PCD by SMS, and/or the PCD business, leases or other PCD contracts; but specifically excludes any Claims arising under or for the purpose of enforcing the terms and provisions of the Settlement Agreement.

(b)               Each IS Entity, on behalf of itself and each other Releasor, hereby irrevocably agrees to refrain from directly or indirectly asserting any claim or demand or commencing (or causing to be commenced) any suit, action, or proceeding of any kind, in any court or before any tribunal, against any Releasee based upon any Released Claim.

(c)               Each IS Entity, on behalf of itself and each other Releasor, represents and warrants that (i) it or another Releasor is the exclusive owner of the Released Claims and that, as of the date hereof, no Releasor has assigned, sold, transferred or otherwise conveyed any Released Claim to any other person or entity and (ii) as of the date hereof, no Releasor has filed with any court, tribunal or alternative dispute resolution organization any claim, demand, action, joinder or cause of action against any Releasee. If this warranty and representation should later be found to be untrue, then, in addition to any other relief or damages to which a Releasee may be entitled, each IS Entity shall, at no cost or expense to any Releasee, immediately file all documents and take all action necessary to have the claim, action or cause of action dismissed or discontinued with prejudice.

(d)               Each IS Entity, on behalf of itself and each other Releasor, understands that it may later discover Claims or facts that may be different than, or in addition to, those that any Releasor now knows or believes to exist regarding the subject matter of the release contained in this Section 1, and which, if known at the time of signing this Release Agreement, may have materially affected this Release Agreement and such Party’s decision to enter into it and grant the release contained in this Section 1. Nevertheless, each IS Entity, on behalf of itself and each other Releasor, intends to and does fully, finally and forever waive, settle and release all Released Claims that now exist, may arise or accrue hereafter or previously existed, whether known or unknown, foreseen or unforeseen, or suspected or unsuspected, and the release given herein is and will remain in effect as a complete release, notwithstanding the discovery or existence of any additional or different facts. Each IS Entity, on behalf of itself and each other Releasor, hereby waives, settles and releases any right or Released Claims that might arise as a result of any such different or additional Claims or facts.

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2.                  Representations and Warranties. Each Party hereby represents and warrants to the other Party that:

(a)               It has the full right and corporate or limited liability company, as the case may be, power and authority to enter into, execute and deliver this Release Agreement, to grant the release contained herein and to perform its obligations hereunder.

(b)               The execution by the undersigned individual executing this Release Agreement on its behalf, and the delivery of this Release Agreement on its behalf, has been duly authorized by all necessary corporate or limited liability company, as the case may be, action on the part of such Party, and such undersigned individual is a duly authorized signatory of such Party.

(c)               This Release Agreement has been duly and validly executed and delivered by such Party and (assuming due authorization, execution and delivery by the other Parties hereto) constitutes the legal, valid and binding obligation of the Party, enforceable against it in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar Laws and equitable principles related to or affecting creditors’ rights generally or the effect of general principles of equity.

EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES OF THE PARTIES HEREIN, (A) NO PARTY HERETO NOR ANY PERSON ON SUCH PARTY’S BEHALF HAS MADE OR MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER, EITHER ORAL OR WRITTEN, WHETHER ARISING BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE OR OTHERWISE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED, AND (B) EACH PARTY HERETO ACKNOWLEDGES THAT, IN ENTERING INTO THIS RELEASE AGREEMENT, IT HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY MADE BY THE OTHER PARTY (OTHER THAN THE EXPRESS REPRESENTATIONS SET FORTH HEREIN), OR ANY OTHER PERSON ON SUCH OTHER PARTY’S BEHALF.

3.                  Miscellaneous.

(a)               Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

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(b)               Entire Agreement. This Agreement constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous representations, warranties, understandings and agreements, both written and oral, with respect to such subject matter.

(c)               Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Neither Party may assign its rights or obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning Party of any of its obligations hereunder.

(d)               No Third Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(e)               Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

(f)                Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

i.                    This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

ii.                  ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEW YORK IN EACH CASE LOCATED IN THE CITY OF NEW YORK IN THE BOROUGH OF MANHATTAN, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

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iii.                EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section.

(g)               Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

(h)               Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission (to which a signed PDF copy is attached) shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. Either Party may copy this completed Agreement for electronic storage in a non-editable format, at which time the paper form of this Agreement may be destroyed. Each Party agrees that following the electronic storage of this Agreement, any hardcopy printout of that electronically stored information will constitute an original of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Parties have caused this Release Agreement to be duly executed and delivered as of the date first written above.

Irish Studio LLC
/s/ Liam Lynch
Name: Liam Lynch
		By:	/s/ Liam Lynch
Name: Liam Lynch
Title: Manager

Studio Membership Services, LLC		FulCircle Media, LLC

By:	/s/ Liam Lynch	By:	/s/ Liam Lynch
	Name: Liam Lynch		Name: Liam Lynch
	Title: Manager		Title: Manager

Media Data Resources, LLC		Palm Coast Data LLC

By:	/s/ Liam Lynch	By:	/s/ Liam Lynch
	Name: Liam Lynch		Name: Liam Lynch
	Title: Manager		Title: Manager

AMREP Corporation		American Republic Investment Co.

By:	/s/ Christopher V. Vitale	By:	/s/ Christopher V. Vitale
	Name: Christopher V. Vitale		Name: Christopher V. Vitale
	Title: President		Title: President

AMREP Southwest Inc.		Outer Rim Investments, Inc.

By:	/s/ Christopher V. Vitale	By:	/s/ Christopher V. Vitale
	Name: Christopher V. Vitale		Name: Christopher V. Vitale
	Title: President		Title: President

Palm Coast Data Holdco, Inc.		Commerce Blvd Holdings LLC

By:	/s/ Christopher V. Vitale	By:	/s/ Christopher V. Vitale
	Name: Christopher V. Vitale		Name: Christopher V. Vitale
	Title: President		Title: President

Two Commerce LLC

By:	/s/ Christopher V. Vitale
Name: Christopher V. Vitale
Title: President

EXHIBIT I TO SETTLEMENT AGREEMENT

IN THE CIRCUIT COURT OF THE SEVENTH JUDICIAL CIRCUIT IN AND FOR FLAGLER COUNTY, FLORIDA CASE NO.: 2019 CA 000802

COMMERCE BLVD HOLDINGS LLC, a Florida limited liability company,

Plaintiff,

v.

PALM COAST DATA LLC, a Delaware limited liability company; STUDIO MEMBERSHIP SERVICES, LLC, a Delaware limited liability company; MEDIA DATA RESOURCES, LLC, a Delaware limited liability company; and FULCIRCLE MEDIA, LLC, a Delaware limited liability company,

Defendants.

______________________________________/

JOINT STIPULATION FOR FINAL JUDGMENT

FOR POSSESSION, EVICTION, AND DAMAGES

Plaintiff Commerce Blvd Holdings LLC (“Plaintiff”) and Defendant Palm Coast Data LLC (“Defendant,” together with Plaintiff, the “Parties”) file this Joint Stipulation for Final Judgment for Possession, Eviction, and Damages (“Joint Stipulation”), and state as follows:

1.                  Plaintiff brought this action against Defendant for, among other things, (i) (Count 1) eviction of Defendant from the leased premises and property (“Premises”), which are the subject of the lease at issue (“Lease”) in the Complaint, and (ii) (Count 2) damages against Defendant for breach of the Lease.

2.                  The Parties have agreed that Defendant shall be evicted and removed from the Premises, without further litigation, upon the entry of the Stipulated Final Judgment for Possession, Eviction, and Damages (“Final Judgment”) attached hereto as Exhibit 1.

3.                  The Parties have further agreed that Plaintiff shall be entitled to the damages set forth in the Final Judgment, which include unpaid amounts for the past-due rent, interest, sales tax, and late charges, as well as any damages that accrue in the future due to Defendant’s non-payment of rent due under the Lease. As of February 14, 2020, the total past-due amount under the Lease is $407,029.51 (which includes unpaid rent for December 2019, January 2020, and February 2020), as follows:

Case No.: 2019 CA 000802

a.	Pursuant to Section 3.1(a) of the Lease, the monthly base rent is $110,833.33 during the first 12 months of the Lease.
b.	Pursuant to Section 3.4 of the Lease, Tenant is required to pay a late charge equal to 12% for each delinquent rent payment.
c.	Pursuant to Section 3.4 of the Lease, Tenant is required to pay interest (at the maximum rate permitted by law, currently 18%) on all past-due amounts due under the Lease.
d.	Pursuant to Section 3.5 of the Lease, Tenant is required to pay Florida sales tax on all payments of rent. The current sales tax rate is 6.7 percent.

4.                  In the event sums due under the Lease for past due or future accruing rent are not paid, Landlord, upon the filing of an affidavit of non-payment, shall be entitled to the entry of the Final Judgment for eviction and possession of the Premises, and shall be awarded damages to the extent of unpaid sums then due under the Lease. The Plaintiff’s affidavit of non-payment may include a calculation of the then unpaid sums due under the Lease, which sums may be included in the Final Judgment. Defendant stipulates to such sums being included in the Final Judgment, and waives any defense to entry of the Final Judgment, except for the defense of payment, and the Parties agree that sums will not be included in the Final Judgment, nor shall eviction be, based on any rents which have in fact been paid.

5.                  The Parties also stipulate and agree that, pursuant to Section 14.4 of the Lease and Section 83.251, Florida Statutes, Plaintiff is entitled to its attorneys’ fees, costs, and expenses incurred in prosecuting this action and enforcing the Lease.

6.                  Each of the Parties, by signing below, authorizes their counsel to file this Joint Stipulation and stipulate to:

a.	the entry of the Final Judgment attached hereto as Exhibit 1; and
b.	this Court retaining jurisdiction over this action to enforce compliance with the terms of the Final Judgment.

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Case No.: 2019 CA 000802

COMMERCE BLVD HOLDINGS LLC		PALM COAST DATA LLC
By:	/s/ Christopher V. Vitale	By:	/s/ Ciaran Casey
Name:	Christopher V. Vitale	Name:	Ciaran Casey
Title:	President	Title:	Manager
Date:	February 18, 2020	Date:	2-18-2020

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Case No.: 2019 CA 000802

Respectfully submitted,

DUANE MORRIS LLP		LOREN & KEAN LAW
201 South Biscayne Boulevard, Suite 3400		7111 Fairway Drive, Suite 302
Miami, Florida 33131		Palm Beach Gardens, FL 33418
Tel: (305) 960-2200		Tel: (954) 474-7200
Fax: (305) 960-2201		Fax: (561) 615-5708

By:	/s/ Richard D. Shane	By:	/s/ Michael I. Kean
Michael J. Shuman, Esq.		Michael I. Kean, Esq.
Florida Bar No.: 17053		Florida Bar No.: 970750
mjshuman@duanemorris.com		mkean@lorenkeanlaw.com
Richard D. Shane, Esq.		Counsel for Defendant
Florida Bar No.: 70611		Palm Coast Data LLC
rdshane@duanemorris.com
Counsel for Plaintiff
Commerce Blvd Holdings LLC

CERTIFICATE OF SERVICE

I HEREBY CERTIFY that a true and correct copy of the foregoing was served via the Florida Courts E-Filing Portal on this __ day of ________________, _____ upon:

DUANE MORRIS LLP

Michael J. Shuman, Esq.

mjshuman@duanemorris.com

Richard D. Shane, Esq.

rdshane@duanemorris.com

201 South Biscayne Boulevard, Suite 3400

Miami, Florida 33131

Counsel for Plaintiff

Commerce Blvd Holdings LLC

LOREN & KEAN LAW Michael I. Kean, Esq. mkean@lorenkeanlaw.com 7111 Fairway Drive, Suite 302 Palm Beach Gardens, FL 33418 Counsel for Defendant Palm Coast Data LLC

By:

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Case No.: 2019 CA 000802

Exhibit 1

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IN THE CIRCUIT COURT OF THE SEVENTH JUDICIAL CIRCUIT IN AND FOR FLAGLER COUNTY, FLORIDA CASE NO.: 2019 CA 000802

COMMERCE BLVD HOLDINGS LLC, a Florida limited liability company,

Plaintiff,

v.

PALM COAST DATA LLC, a Delaware limited liability company; STUDIO MEMBERSHIP SERVICES, LLC, a Delaware limited liability company; MEDIA DATA RESOURCES, LLC, a Delaware limited liability company; and FULCIRCLE MEDIA, LLC, a Delaware limited liability company,

Defendants.

______________________________________/

STIPULATED FINAL JUDGMENT FOR POSSESSION, EVICTION, AND DAMAGES

THIS CAUSE is before the Court on Plaintiff Commerce Blvd Holdings LLC (“Plaintiff”) and Defendant Palm Coast Data LLC’s (“Defendant,” together with Plaintiff, the “Parties”) “Joint Stipulation for Final Judgment for Possession, Eviction, and Damages” (the “Joint Stipulation”), pursuant to which the Parties agree to the entry of this “Stipulated Final Judgment for Possession, Eviction, and Damages” (the “Stipulated Final Judgment”) in favor of Plaintiff and against Defendant, together with the affidavit of non-payment of Plaintiff referenced in the Joint Stipulation. The Court having reviewed the Record, being advised of the Parties’ agreement in the Joint Stipulation, and being otherwise duly advised in the Premises, it is hereby

ORDERED AND ADJUDGED AS FOLLOWS:

1.                  This Stipulated Final Judgment is entered in favor of Plaintiff and against Defendant as to Count 1 of Plaintiff’s Complaint (for Tenant Eviction) without further notice or hearing thereon, pursuant to the Joint Stipulation between the Parties.

2.                  The Court finds that Defendant is in breach of the Lease (defined below) for failing to pay rent that is due Plaintiff and Plaintiff shall immediately recover from Defendant the leased premises and property (“Premises”), which are the subject of the lease at issue (“Lease”) in the Complaint, located at 11 Commerce Boulevard, Palm Coast, Florida 32164, for which let Writ of Possession issue forthwith.

Case No.: 2019 CA 000802

3.                  The Clerk of the Court shall forthwith issue a Writ of Possession in accordance with this Stipulated Final Judgment.

4.                  The Sheriff is authorized to serve the Writ of Possession forthwith.

5.                  As to Count 2 of the Complaint (for Damages against Defendant), the Court finds that Defendant is in breach of the Lease for failing to pay rent that is due Plaintiff. Therefore, this Stipulated Final Judgment be and the same is entered in favor of Plaintiff Commerce Blvd Holdings LLC, located at c/o of AMREP Corporation, 620 West Germantown Pike, Suite 175, Plymouth Meeting, Pennsylvania 19462, and against Defendant Palm Coast Data LLC, located at 347 West 36th Street, Unit 1300, New York, NY 10018, for past-due rent for December 2019, January 2020, and February 2020 as well as the associated interest, sales tax, and late charges (to which Plaintiff is entitled under Sections 3.4 and 3.5 of the Lease) accruing through February 14, 2020, in the total amount of $407,029.51 (FOUR HUNDRED AND SEVEN THOUSAND TWENTY NINE DOLLARS AND FIFTY ONE CENTS) less any amounts paid for rent under the Lease after February 14, 2020, all of which shall bear interest at the applicable legal rate pursuant to Section 55.03, Florida Statutes (presently, 6.83% per annum) from the date of entry until satisfied, ALL FOR WHICH LET EXECUTION NOW ISSUE FORTHWITH.

6.                  The Court finds that, for illustration purposes, as of February 14, 2020, the total past-due amount is $407,029.51, which includes unpaid base rent for December 2019, January 2020, and February 2020, as well as late charges, interest, and sales tax, as follows:

a.	Pursuant to Section 3.1(a) of the Lease, the monthly base rent is $110,833.33 during the first 12 months of the Lease.
b.	Pursuant to Section 3.4 of the Lease, Tenant is required to pay a late charge equal to 12% for each delinquent rent payment.
c.	Pursuant to Section 3.4 of the Lease, Tenant is required to pay interest (at the maximum rate permitted by law, currently 18%) on all past-due amounts due under the Lease.
d.	Pursuant to Section 3.5 of the Lease, Tenant is required to pay Florida sales tax on all payments of rent. The current sales tax rate is 6.7 percent.

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Case No.: 2019 CA 000802

7.                  The Court finds that, in the event Defendant does not pay rent on February 15, 2020 or at any point thereafter, and until the Premises are relet, Defendant shall be in breach of the Lease and Plaintiff shall recover from Defendant all monthly rent payments that accrue beginning in March 2020 and continuing through the remaining term of the Lease, along with all applicable interest, sales tax, late charges, less any payments or partial payments made by Defendant or its affiliated entities for Lease charges after February 14, 2020. Plaintiff may immediately apply to the Court for a separate or amended final judgment as to the amounts then accrued for monthly base rent, interest, sales tax, and late charges, along with all associated attorneys’ fees, costs, and expenses, and the Court will forthwith enter judgment in Plaintiff’s favor. Defendant stipulates and agrees to not contest Plaintiff’s right to recover or entitlement to these amounts, other than in the event Defendant alleges such sums were paid.

8.                  The Court finds that, if Defendant fails to pay the real estate taxes for the Premises when they become due, Plaintiff may pay the taxes directly to the tax collector and recover same from Defendant as part of the past-due rent due under the Lease.

9.                  The Court has jurisdiction over the Parties and the subject matter of this action.

10.              The Court finds that, in connection with Counts 1 and 2 of the Complaint, Plaintiff is entitled to recover its attorneys’ fees, costs, and expenses from Defendant pursuant to Section 14.4 of the Lease and Section 83.251, Florida Statutes. The Court reserves jurisdiction to enter a separate or amended final judgment upon a showing of Plaintiffs’ attorneys’ fees, costs, and expenses incurred in prosecuting this action and enforcing the Lease.

11.              The Court retains jurisdiction to enforce this Stipulated Final Judgment and to make such other and further determinations as to the amount of future damages due and owing to Plaintiff.

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Case No.: 2019 CA 000802

DONE AND ORDERED in Bunnell, Flagler County, Florida this ___ day of ____________, 2020.

HON. TERENCE PERKINS
CIRCUIT COURT JUDGE
Copies furnished to:

Michael J. Shuman, Esq.
mjshuman@duanemorris.com
Richard D. Shane, Esq.
rdshane@duanemorris.com
DUANE MORRIS LLP
201 South Biscayne Boulevard, Suite 3400
Miami, FL 33131
Attorneys for Plaintiff Commerce Blvd Holdings LLC

Michael I. Kean, Esq.
mkean@lorenkeanlaw.com
LOREN & KEAN LAW
7111 Fairway Drive, Suite 302
Palm Beach Gardens, FL 33418
Attorneys for Defendant Palm Coast Data LLC

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EXHIBIT J TO SETTLEMENT AGREEMENT

IN THE CIRCUIT COURT OF THE SEVENTH JUDICIAL CIRCUIT IN AND FOR FLAGLER COUNTY, FLORIDA CASE NO.: 2019 CA 000803

TWO COMMERCE LLC, a Florida limited liability company,

Plaintiff,

v.

PALM COAST DATA LLC, a Delaware limited liability company; STUDIO MEMBERSHIP SERVICES, LLC, a Delaware limited liability company; MEDIA DATA RESOURCES, LLC, a Delaware limited liability company; and FULCIRCLE MEDIA, LLC, a Delaware limited liability company,

Defendants.

______________________________________/

JOINT STIPULATION FOR FINAL JUDGMENT

FOR POSSESSION, EVICTION, AND DAMAGES

Plaintiff Two Commerce LLC (“Plaintiff”) and Defendant Palm Coast Data LLC (“Defendant,” together with Plaintiff, the “Parties”) file this Joint Stipulation for Final Judgment for Possession, Eviction, and Damages (“Joint Stipulation”), and state as follows:

1.                  Plaintiff brought this action against Defendant for, among other things, (i) (Count 1) eviction of Defendant from the leased premises and property (“Premises”), which are the subject of the lease at issue (“Lease”) in the Complaint, and (ii) (Count 2) damages against Defendant for breach of the Lease.

2.                  The Parties have agreed that Defendant shall be evicted and removed from the Premises, without further litigation, upon the entry of the Stipulated Final Judgment for Possession, Eviction, and Damages (“Final Judgment”) attached hereto as Exhibit 1.

3.                  The Parties have further agreed that Plaintiff shall be entitled to the damages set forth in the Final Judgment, which include unpaid amounts for the past-due rent, interest, sales tax, and late charges, as well as any damages that accrue in the future due to Defendant’s non-payment of rent due under the Lease. As of February 14, 2020, the total past-due amount under the Lease is $174,441.23 (which includes unpaid rent for December 2019, January 2020, and February 2020), as follows:

Case No.: 2019 CA 000803

a.	Pursuant to Section 3.1(a) of the Lease, the monthly base rent is $47,500.00 during the first 12 months of the Lease.

b.	Pursuant to Section 3.4 of the Lease, Tenant is required to pay a late charge equal to 12% for each delinquent rent payment.

c.	Pursuant to Section 3.4 of the Lease, Tenant is required to pay interest (at the maximum rate permitted by law, currently 18%) on all past-due amounts due under the Lease.

d.	Pursuant to Section 3.5 of the Lease, Tenant is required to pay Florida sales tax on all payments of rent. The current sales tax rate is 6.7 percent.

4.                  In the event sums due under the Lease for past due or future accruing rent are not paid, Landlord, upon the filing of an affidavit of non-payment, shall be entitled to the entry of the Final Judgment for eviction and possession of the Premises, and shall be awarded damages to the extent of unpaid sums then due under the Lease. The Plaintiff’s affidavit of non-payment may include a calculation of the then unpaid sums due under the Lease, which sums may be included in the Final Judgment. Defendant stipulates to such sums being included in the Final Judgment, and waives any defense to entry of the Final Judgment, except for the defense of payment, and the Parties agree that sums will not be included in the Final Judgment, nor shall eviction be, based on any rents which have in fact been paid.

5.                  The Parties also stipulate and agree that, pursuant to Section 14.4 of the Lease and Section 83.251, Florida Statutes, Plaintiff is entitled to its attorneys’ fees, costs, and expenses incurred in prosecuting this action and enforcing the Lease.

6.                  Each of the Parties, by signing below, authorizes their counsel to file this Joint Stipulation and stipulate to:

a.	the entry of the Final Judgment attached hereto as Exhibit 1; and

b.	this Court retaining jurisdiction over this action to enforce compliance with the terms of the Final Judgment.

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Case No.: 2019 CA 000803

TWO COMMERCE LLC		PALM COAST DATA LLC

By:	/s/ Christopher V. Vitale	By:	/s/ Ciaran Casey

Name:	Christopher V. Vitale	Name:	Ciaran Casey

Title:	President	Title:	Manager

Date:	February 18, 2020	Date:	2-18-2020

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Case No.: 2019 CA 000803

Respectfully submitted,

DUANE MORRIS LLP		LOREN & KEAN LAW

201 South Biscayne Boulevard, Suite 3400		7111 Fairway Drive, Suite 302
Miami, Florida 33131		Palm Beach Gardens, FL 33418
Tel: (305) 960-2200		Tel: (954) 474-7200
Fax: (305) 960-2201		Fax: (561) 615-5708

By:	/s/ Richard D. Shane	By:	/s/ Michael I. Kean
Michael J. Shuman, Esq.		Michael I. Kean, Esq.
Florida Bar No.: 17053		Florida Bar No.: 970750
mjshuman@duanemorris.com		mkean@lorenkeanlaw.com
Richard D. Shane, Esq.		Counsel for Defendant
Florida Bar No.: 70611		Palm Coast Data LLC
rdshane@duanemorris.com
Counsel for Plaintiff
Two Commerce LLC

CERTIFICATE OF SERVICE

I HEREBY CERTIFY that a true and correct copy of the foregoing was served via the Florida Courts E-Filing Portal on this __ day of ________________, _____ upon:

DUANE MORRIS LLP	LOREN & KEAN LAW

Michael J. Shuman, Esq.	Michael I. Kean, Esq.
mjshuman@duanemorris.com	mkean@lorenkeanlaw.com
Richard D. Shane, Esq.	7111 Fairway Drive, Suite 302
rdshane@duanemorris.com	Palm Beach Gardens, FL 33418
201 South Biscayne Boulevard, Suite 3400
Miami, Florida 33131	Counsel for Defendant
Palm Coast Data LLC
Counsel for Plaintiff
Two Commerce LLC

By:

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Case No.: 2019 CA 000803

Exhibit 1

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IN THE CIRCUIT COURT OF THE SEVENTH JUDICIAL CIRCUIT IN AND FOR FLAGLER COUNTY, FLORIDA CASE NO.: 2019 CA 000803

TWO COMMERCE LLC, a Florida limited liability company,

Plaintiff,

v.

PALM COAST DATA LLC, a Delaware limited liability company; STUDIO MEMBERSHIP SERVICES, LLC, a Delaware limited liability company; MEDIA DATA RESOURCES, LLC, a Delaware limited liability company; and FULCIRCLE MEDIA, LLC, a Delaware limited liability company,

Defendants.

______________________________________ /

STIPULATED FINAL JUDGMENT FOR POSSESSION, EVICTION, AND DAMAGES

THIS CAUSE is before the Court on Plaintiff Two Commerce LLC (“Plaintiff”) and Defendant Palm Coast Data LLC’s (“Defendant,” together with Plaintiff, the “Parties”) “Joint Stipulation for Final Judgment for Possession, Eviction, and Damages” (the “Joint Stipulation”), pursuant to which the Parties agree to the entry of this “Stipulated Final Judgment for Possession, Eviction, and Damages” (the “Stipulated Final Judgment”) in favor of Plaintiff and against Defendant, together with the affidavit of non-payment of Plaintiff referenced in the Joint Stipulation. The Court having reviewed the Record, being advised of the Parties’ agreement in the Joint Stipulation, and being otherwise duly advised in the Premises, it is hereby

ORDERED AND ADJUDGED AS FOLLOWS:

1.                  This Stipulated Final Judgment is entered in favor of Plaintiff and against Defendant as to Count 1 of Plaintiff’s Complaint (for Tenant Eviction) without further notice or hearing thereon, pursuant to the Joint Stipulation between the Parties.

2.                  The Court finds that Defendant is in breach of the Lease (defined below) for failing to pay rent that is due Plaintiff and Plaintiff shall immediately recover from Defendant the leased premises and property (“Premises”), which are the subject of the lease at issue (“Lease”) in the Complaint, located at 2 Commerce Boulevard, Palm Coast, Florida 32164, for which let Writ of Possession issue forthwith.

Case No.: 2019 CA 000803

3.                  The Clerk of the Court shall forthwith issue a Writ of Possession in accordance with this Stipulated Final Judgment.

4.                  The Sheriff is authorized to serve the Writ of Possession forthwith.

5.                  As to Count 2 of the Complaint (for Damages against Defendant), the Court finds that Defendant is in breach of the Lease for failing to pay rent that is due Plaintiff. Therefore, this Stipulated Final Judgment be and the same is entered in favor of Plaintiff Two Commerce LLC, located at c/o of AMREP Corporation, 620 West Germantown Pike, Suite 175, Plymouth Meeting, Pennsylvania 19462, and against Defendant Palm Coast Data LLC, located at 347 West 36th Street, Unit 1300, New York, NY 10018, for past-due rent for December 2019, January 2020, and February 2020 as well as the associated interest, sales tax, and late charges (to which Plaintiff is entitled under Sections 3.4 and 3.5 of the Lease) accruing through February 14, 2020, in the total amount of $174,441.23 (ONE HUNDRED SEVENTY FOUR THOUSAND FOUR HUNDRED FORTY ONE DOLLARS AND TWENTY THREE CENTS) less any amounts paid for rent under the Lease after February 14, 2020, all of which shall bear interest at the applicable legal rate pursuant to Section 55.03, Florida Statutes (presently, 6.83% per annum) from the date of entry until satisfied, ALL FOR WHICH LET EXECUTION NOW ISSUE FORTHWITH.

6.                  The Court finds that, for illustration purposes, as of February 14, 2020, the total past-due amount is $174,441.23, which includes unpaid base rent for December 2019, January 2020, and February 2020, as well as late charges, interest, and sales tax, as follows:

a.	Pursuant to Section 3.1(a) of the Lease, the monthly base rent is $47,500.00 during the first 12 months of the Lease.

b.	Pursuant to Section 3.4 of the Lease, Tenant is required to pay a late charge equal to 12% for each delinquent rent payment.

c.	Pursuant to Section 3.4 of the Lease, Tenant is required to pay interest (at the maximum rate permitted by law, currently 18%) on all past-due amounts due under the Lease.

d.	Pursuant to Section 3.5 of the Lease, Tenant is required to pay Florida sales tax on all payments of rent. The current sales tax rate is 6.7 percent.

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Case No.: 2019 CA 000803

7.                  The Court finds that, in the event Defendant does not pay rent on February 15, 2020 or at any point thereafter, and until the Premises are relet, Defendant shall be in breach of the Lease and Plaintiff shall recover from Defendant all monthly rent payments that accrue beginning in March 2020 and continuing through the remaining term of the Lease, along with all applicable interest, sales tax, late charges, less any payments or partial payments made by Defendant or its affiliated entities for Lease charges after February 14, 2020. Plaintiff may immediately apply to the Court for a separate or amended final judgment as to the amounts then accrued for monthly base rent, interest, sales tax, and late charges, along with all associated attorneys’ fees, costs, and expenses, and the Court will forthwith enter judgment in Plaintiff’s favor. Defendant stipulates and agrees to not contest Plaintiff’s right to recover or entitlement to these amounts, other than in the event Defendant alleges such sums were paid.

8.                  The Court finds that, if Defendant fails to pay the real estate taxes for the Premises when they become due, Plaintiff may pay the taxes directly to the tax collector and recover same from Defendant as part of the past-due rent due under the Lease.

9.                  The Court has jurisdiction over the Parties and the subject matter of this action.

10.              The Court finds that, in connection with Counts 1 and 2 of the Complaint, Plaintiff is entitled to recover its attorneys’ fees, costs, and expenses from Defendant pursuant to Section 14.4 of the Lease and Section 83.251, Florida Statutes. The Court reserves jurisdiction to enter a separate or amended final judgment upon a showing of Plaintiffs’ attorneys’ fees, costs, and expenses incurred in prosecuting this action and enforcing the Lease.

11.              The Court retains jurisdiction to enforce this Stipulated Final Judgment and to make such other and further determinations as to the amount of future damages due and owing to Plaintiff.

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Case No.: 2019 CA 000803

DONE AND ORDERED in Bunnell, Flagler County, Florida this ___ day of ____________, 2020.

HON. TERENCE PERKINS
Copies furnished to:	CIRCUIT COURT JUDGE

Michael J. Shuman, Esq.
mjshuman@duanemorris.com
Richard D. Shane, Esq.
rdshane@duanemorris.com
DUANE MORRIS LLP
201 South Biscayne Boulevard, Suite 3400
Miami, FL 33131
Attorneys for Plaintiff Two Commerce LLC

Michael I. Kean, Esq.
mkean@lorenkeanlaw.com
LOREN & KEAN LAW
7111 Fairway Drive, Suite 302
Palm Beach Gardens, FL 33418
Attorneys for Defendant Palm Coast Data LLC

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